UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Co-Registrants	[X]	Filed by a Party other than the Co-Registrants	[ ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

LIBERTY ALL-STAR GROWTH FUND, INC.
LIBERTY ALL-STAR EQUITY FUND

(Exact Name of Co-Registrants as Specified in Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Co-Registrants)

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(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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LIBERTY ALL-STAR® EQUITY FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.

April , 2018

Dear Shareholders:

The enclosed Proxy Statement discusses three proposals to be voted upon by shareholders (the “Shareholders”) of Liberty All-Star Equity Fund (“USA” or the “Equity Fund”) and Liberty All-Star Growth Fund, Inc. (“ASG” or the “Growth Fund” and, together with the Equity Fund, each a “Fund” and collectively the “Funds”). Please review the Proxy Statement and cast your vote on each of the proposals. After consideration of each of the proposals, the Board of Trustees/Directors of each Fund (the “Board”) has approved each proposal. The Board recommends that you vote FOR each proposal applicable to your Fund.

Under a fund management agreement between each Fund and ALPS Advisors, Inc. (“ALPS Advisors”), ALPS Advisors serves as each Fund’s fund manager and is responsible for each Fund’s overall investment strategy and its implementation. ALPS Advisors is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange that provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.

As discussed in more detail in the enclosed Proxy Statement, on January 11, 2018, DST entered into an agreement and plan of merger (the “Transaction Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market and a leading provider of mission-critical, sophisticated software products and software-enabled services that allow financial services providers to automate complex business processes and effectively manage their information processing requirements, and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub will merge with and into DST (the “Transaction”), with DST surviving as an indirect wholly owned subsidiary of SS&C. Completion of the Transaction is subject to a number of conditions. DST and SS&C currently expect to complete the Transaction before the end of the second quarter of 2018.

The Transaction, if consummated, will constitute a change of control of ALPS Advisors. To provide for continuity in the operation of the Funds, you are being asked to approve (1) new fund management agreements between each Fund and ALPS Advisors and (2) new portfolio management agreements among each Fund, ALPS Advisors and each of the portfolio managers who currently manage Fund assets (the “Portfolio Managers”).

Under these new agreements, ALPS Advisors and the Portfolio Managers will provide fund management and portfolio management services to each Fund on the same terms and for the same fees that are currently in effect. None of the Funds’ investment objectives will change as a result of the Transaction. The Funds’ multi-manager structure also will not change as a result of the Transaction. The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change and the investment advisory personnel of each Portfolio Manager who currently manage the Funds are expected to continue to do so after the closing of the Transaction. In addition, the Board will continue in office after the Closing.

Sustainable Growth Advisers, LP (“Sustainable”) serves as a Portfolio Manager for each Fund. On February 2, 2018, Sustainable announced that it has agreed to enter into a partnership with Virtus Investment Partners (the “Sustainable Transaction”). The Sustainable Transaction, if consummated, will constitute a change of control of Sustainable. To provide for continued portfolio management services by Sustainable, the Board approved, and you are being asked to approve, new portfolio management agreements among each Fund, ALPS Advisors and Sustainable to become effective following the closing of the Sustainable Transaction.

The Transaction, the Sustainable Transaction and each proposal are discussed in detail in the enclosed Proxy Statement. The Transaction and the Sustainable Transaction will NOT change the names of the Funds, alter the number of shares you own of your Fund(s), or cause a change to the management fees charged to your Fund(s).

The Board recommends that you vote FOR each proposal applicable to your Fund.

Your vote is important no matter how many shares you own. The proxy documents explain the proposals in detail, and we encourage you to review them. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, Computershare Fund Services (“Computershare”), may contact you. This will ensure that your vote is counted even if you cannot attend the special meeting in person. If you have any questions about the proposals or the voting instructions, please call Computershare at 1-800-337-3503.

Very truly yours,

[signature]

William R. Parmentier, Jr.
President and Chief Executive Officer

LIBERTY ALL-STAR® EQUITY FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.

1290 Broadway, Suite 1100
Denver, Colorado 80203
(303) 623-2577

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

To be Held On
May 31, 2018

To Shareholders of the Funds:

Notice is hereby given that a joint special meeting (the “Meeting”) of shareholders (the “Shareholders”) of Liberty All-Star Equity Fund, a Massachusetts business trust (“USA” or the “Equity Fund”), and Liberty All-Star Growth Fund, Inc., a Maryland corporation (“ASG” or the “Growth Fund” and, together with the Equity Fund, each a “Fund” and collectively the “Funds”) will be held in the offices of ALPS Advisors, Inc. (“ALPS Advisors”), at One Financial Center, 4th Floor, Boston, Massachusetts, 02111, on May 31, 2018 at 9:00 a.m. Eastern Time. At the Meeting, Shareholders will be asked to vote on the following proposals with respect to each Fund in which they own shares:

Proposal			Applicable Funds
1.	To approve new fund management agreements between each Fund and ALPS Advisors.		Both Funds
2.	To approve new portfolio management agreements among each Fund, ALPS Advisors and each of the current portfolio managers of the Funds, as follows:
	a.	Congress Asset Management Company, LLP	Liberty All-Star Growth Fund, Inc.
	b.	Weatherbie Capital, LLC	Liberty All-Star Growth Fund, Inc.
	c.	Sustainable Growth Advisers, LP	Both Funds
	d.	Aristotle Capital Management, LLC	Liberty All-Star Equity Fund
	e.	Macquarie Investment Management	Liberty All-Star Equity Fund
	f.	Pzena Investment Management, LLC	Liberty All-Star Equity Fund
	g.	TCW Investment Management Company	Liberty All-Star Equity Fund
3.	To approve a new portfolio management agreement with Sustainable Growth Advisers, LP.		Both Funds
4.	To transact any other business as may properly come before the Meeting or any adjournment(s), postponement(s) or delay(s) thereof.		Both Funds

The Board of Trustees/Directors recommends that you vote FOR each of the proposals applicable to your Fund.

You are entitled to vote at the Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of one or more of the Funds at the close of business on March 2, 2018 (the “Record Date”). Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the relevant Fund or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

YOUR VOTE IS IMPORTANT – PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting to Be Held on May 31, 2018

The Proxy Statement is available on the internet at www.all-starfunds.com.

By order of the Board of Trustees/Directors.

[Signature]

William R. Parmentier, Jr.
President and Chief Executive Officer

April [•], 2018

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

The Transaction

Q.	What is happening with respect to the Transaction?

A.	ALPS Advisors, Inc. (“ALPS Advisors”) serves as each Fund’s fund manager and is responsible for each Fund’s overall investment strategy and its implementation. ALPS Advisors is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange that provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.

On January 11, 2018, DST entered into an agreement and plan of merger (the “Transaction Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market and a leading provider of mission-critical, sophisticated software products and software-enabled services that allow financial services providers to automate complex business processes and effectively manage their information processing requirements, and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub will merge with and into DST (the “Transaction”), with DST surviving as an indirect wholly owned subsidiary of SS&C. Completion of the Transaction is subject to a number of conditions. DST and SS&C currently expect to complete the Transaction before the end of the second quarter of 2018.

The Transaction, if consummated, will constitute a change of control of ALPS Advisors, which may be deemed to result in an “assignment” of the existing fund management agreements between each Fund and ALPS Advisors (each an “Existing Fund Management Agreement”) and the existing portfolio management agreements among each Fund, ALPS Advisors and the portfolio managers (the “Portfolio Managers”) who currently manage the Funds (each an “Existing Portfolio Management Agreement”), resulting in the automatic termination of the Existing Fund Management Agreements and Existing Portfolio Management Agreements in accordance with their terms, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”). It is intended that, after the closing of the Transaction (the “Closing”), ALPS Advisors will continue to be the fund manager to the Funds and the Portfolio Managers who currently manage the Funds will continue to manage the Funds' assets as its portfolio managers. Therefore, ALPS Advisors has recommended, and the Board of Trustees/Directors of the Funds (the “Board”) has approved, new fund management agreements between each Fund and ALPS Advisors (each a “New Fund Management Agreement”) and new portfolio management agreements among each Fund, ALPS Advisors and the applicable Portfolio Manager (each a “New Portfolio Management Agreement”). Each New Fund Management Agreement and New Portfolio Management Agreement will have the same terms as the corresponding Existing Fund Management Agreement or Existing Portfolio Management Agreement, as applicable, in each case but for a new commencement date.

The Funds’ multi-manager structure will not change as a result of the Transaction. The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change and the investment advisory personnel of each Portfolio Manager who currently manage the Funds are expected to continue to do so after the Closing of the Transaction. In addition, the Board will continue in office after the Closing. However, there can be no assurance that any particular employee of ALPS Advisors or of a Portfolio Manager will choose to remain employed by the respective firm before or after the Closing.

In order for ALPS Advisors and each Portfolio Manager to continue to provide fund management and portfolio management services to the Funds following the Closing, and for reasons described in greater detail in this proxy statement, the Board recommends that Shareholders of the Funds approve the New Fund Management Agreements and New Portfolio Management Agreements.

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The Proxy Statement provides additional information about ALPS Advisors, the Portfolio Managers and the proposals. If Shareholders approve the New Fund Management Agreements and New Portfolio Management Agreements, the effectiveness of such agreements is contingent upon the Closing occurring (and the effectiveness of each Fund’s New Portfolio Management Agreements is contingent upon that Fund’s New Fund Management Agreement being approved, but approval of any New Portfolio Management Agreement of a Fund is not contingent on approval of any other New Portfolio Management Agreements of such Fund). Each Fund’s New Fund Management Agreement and New Portfolio Management Agreement will become effective upon the later of the Closing or approval of such agreements by Shareholders. If the Transaction is not consummated, the New Fund Management Agreements and New Portfolio Management Agreements will not become effective, and the Existing Fund Management Agreements and Existing Portfolio Management Agreements will remain in effect according to their terms.

The Board recommends that you vote FOR the proposals to approve your Fund’s New Fund Management Agreement and New Portfolio Management Agreement.

Q.	Why am I being asked to vote on my Fund’s New Fund Management Agreement and New Portfolio Management Agreements?

A.	As described above, completion of the Transaction may be deemed to result in an “assignment” of your Fund’s Existing Fund Management Agreement and Existing Portfolio Management Agreements, resulting in the automatic termination of each agreement. The 1940 Act requires that a new advisory agreement (other than an interim advisory agreement, as described below) be approved by the board and shareholders of a fund in order for it to become effective. To ensure that the operation of your Fund can continue without any interruption and that ALPS Advisors and your Fund’s Portfolio Managers can provide your Fund with the same services that are currently being provided to your Fund, the Board recommends that you approve the New Fund Management Agreement and New Portfolio Management Agreements for your Fund.

Q.	How will the Transaction affect me as a Fund Shareholder?

A.	Your Fund and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Fund. The terms of the New Fund Management Agreements are the same as the Existing Fund Management Agreements and the terms of each New Portfolio Management Agreement are the same as the corresponding Existing Portfolio Management Agreement, in each case but for the new commencement date. If approved by Shareholders, each New Fund Management Agreement and New Portfolio Management Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The management fee rates charged to your Fund under the New Fund Management Agreement and the New Portfolio Management Agreements are the same as under your Fund’s Existing Fund Management Agreement and Existing Portfolio Management Agreements. The Funds’ multi-manager structure will not change as a result of the Transaction. The Portfolio Managers that currently manage the Funds are expected to continue to manage the Funds after the Closing. The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change and the investment advisory personnel of each Portfolio Manager who currently manage the Funds are expected to continue to do so after the Closing of the Transaction. In addition, the Board will continue in office after the Closing. However, there can be no assurance that any particular employee of ALPS Advisors or of a Portfolio Manager will choose to remain employed by the respective firm before or after the Closing.

Q.	Will any Fund’s name change?

A.	No. No Fund’s name will change as a result of the Transaction.

Q.	Will there be any Portfolio Manager changes?

A.	No. The Portfolio Managers that currently manage the Funds' assets are expected to continue to manage the Funds' assets after the Closing, pursuant to the same investment objectives and strategies currently in place.

Q.	Will the fee rates payable under my Fund’s New Fund Management Agreement and New Portfolio Management Agreements increase as a result of the Transaction?

A.	No. The proposals to approve the New Fund Management Agreements and New Portfolio Management Agreements do not seek any increase in fee rates.

Q.	What will happen if the Closing occurs before Shareholders of a Fund approve the New Fund Management Agreement and/or New Portfolio Management Agreements?

A.	Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the Closing. The Closing may occur prior to the Meeting. In the event Shareholders of a Fund have not approved the New Fund Management Agreement and New Portfolio Management Agreements prior to the Closing, ALPS Advisors and the Fund’s current Portfolio Managers will continue to manage the Fund under an interim fund management agreement and interim portfolio management agreements that have been approved by the Board, but must place their compensation for their services during this interim period in escrow, pending Shareholder approval of the New Fund Management Agreement and applicable New Portfolio Management Agreement. These interim fund management and portfolio management agreements allow ALPS Advisors and the Fund’s current Portfolio Managers to continue to manage the Fund for up to 150 days following the Closing while the Fund seeks Shareholder approval of the New Fund Management Agreement and New Portfolio Management Agreements. Accordingly, the Board urges you to vote without delay in order to avoid potential disruption to your Fund that could occur if Shareholder approval is not obtained in that time and ALPS Advisors and the Portfolio Managers are unable to continue to provide advisory services to your Fund.

Q.	Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A.	No. The Funds will not bear these costs. ALPS Advisors or its affiliates and Sustainable have agreed to bear any such costs that would otherwise be borne by the Funds.

Sustainable Transaction

Q:	What is happening with respect to the Sustainable Transaction?

A:

Sustainable Growth Advisers, LP (“Sustainable”) serves as a Portfolio Manager to each Fund. On February 2, 2018, Sustainable announced that it has agreed to enter into a partnership with Virtus Investment Partners (the “Sustainable Transaction”). Pursuant to the terms of the transaction Sustainable has agreed to sell a majority ownership stake to Virtus Investment Partners in a transaction that is expected to close by June 30, 2018. When the Sustainable Transaction closes, it will constitute a change in control of Sustainable under the 1940 Act.  The Sustainable Transaction is not expected to result in a change in the personnel or operations of Sustainable, or its investment approach or the individuals providing investment advisory services to the Fund.

ALPS Advisors has recommended, and the Board has approved, new portfolio management agreements among each Fund, ALPS Advisors and Sustainable to become effective upon the later of the closing of the Sustainable Transaction and shareholder approval thereof (each a “New Sustainable Agreement” and, collectively, the “New Sustainable Agreements”).

If the Sustainable Transaction closes prior to the Closing of the Transaction, the Existing Portfolio Management Agreements with Sustainable will terminate upon the closing of the Sustainable Transaction and, if approved by shareholders, be replaced by the New Sustainable Agreements. Thereafter, upon Closing of the Transaction, the New Sustainable Agreements will terminate and, if approved by shareholders, be replaced by the New Portfolio Management Agreements with Sustainable. Alternatively, if the Closing of the Transaction occurs prior to the closing of the Sustainable Transaction, the Existing Portfolio Management Agreements with Sustainable will terminate upon the Closing of the Transaction and, if approved by shareholders, be replaced by the New Portfolio Management Agreements with Sustainable. Thereafter, upon closing of the Sustainable Transaction, the New Portfolio Management Agreements with Sustainable will terminate and, if approved by shareholders, be replaced by the New Sustainable Agreements. Each Fund’s New Sustainable Agreement will have the same terms as the corresponding Existing Portfolio Management Agreement and New Portfolio Management Agreement with Sustainable, in each case but for a new commencement date.

The senior personnel of Sustainable are not expected to change and the investment advisory personnel of Sustainable who currently manage the Funds are expected to continue to do so after the closing of the Sustainable Transaction. However, there can be no assurance that any particular employee of Sustainable will choose to remain employed by Sustainable.

In order for Sustainable to continue to provide portfolio management services to the Funds following the closing of the Sustainable Transaction, the Board recommends that Shareholders of the Funds approve the New Sustainable Agreements.

The Proxy Statement provides additional information about Sustainable and the Sustainable Transaction.

Q.	How will the Sustainable Transaction affect me as a Fund Shareholder?

A.	The Sustainable Transaction will not result in any changes to the organization or structure of the Funds. The Sustainable Transaction will not affect the number of shares of the Fund you own.

Q.	Will there be any change in the portfolio management team at Sustainable that serves the Funds?

A.	The Sustainable Transaction is not anticipated to result in any changes to the portfolio management team which currently provides services to the Funds.

Q.	Will the portfolio management services change or the fees payable under the New Sustainable Agreements increase as a result of the Sustainable Transaction?

A.	No. There will be no changes in the portfolio management services provided or change in the fee rates under the New Sustainable Agreements. It is expected that Sustainable’s portfolio management team who provide services to the Funds will provide uninterrupted management following the Sustainable Transaction. The Sustainable Transaction will not result in any changes to the organization or structure of the Funds, and the Funds’ investment objectives and principal investment strategies will remain unchanged. Your approval of the New Sustainable Agreements is being sought to ensure that Sustainable can continue to provide the Funds with the same portfolio management services it currently provides.

Q.	What will happen if the closing of the Sustainable Transaction occurs before Shareholders of a Fund approve the New Sustainable Agreement?

A.	In the event Shareholders of a Fund have not approved the New Sustainable Agreement prior to the closing of the Sustainable Transaction, Sustainable will continue to provide portfolio management services to a Fund under an interim portfolio management agreement that has been approved by the Board, but must place its compensation for its services during this interim period in escrow, pending Shareholder approval of the New Sustainable Agreement. This interim portfolio management agreement will allow Sustainable to continue to provide portfolio management services to a Fund for up to 150 days following the closing of the Sustainable Transaction while the Fund seeks Shareholder approval of the New Sustainable Agreement. Accordingly, each Fund Board urges you to vote without delay in order to avoid potential disruption to your Fund that could occur if Shareholder approval is not obtained in that time and Sustainable is unable to continue to provide portfolio management services to your Fund.

General Information

Q.	Why are you sending me this information?

A.	You are receiving these proxy materials because you own shares in one or more of the Funds and have the right to vote on these very important proposals concerning your investment.

Q.	How does the Board of the Funds recommend that I vote?

A.	The Board of your Fund recommend that you vote FOR each of the proposals applicable to your Fund.

Q.	Who is entitled to vote?

A.	If you owned shares of a Fund as of the close of business on March 2, 2018 (the “Record Date”), you are entitled to vote.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

By Mail:	Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone:	Call the number printed on the enclosed proxy card(s);
By Internet:	Access the website address printed on the enclosed proxy card(s); or
In Person:	Attend the Meeting as described in the Proxy Statement.

Q.	Why might there be more than one proxy card enclosed?

A.	If you own shares of multiple Funds, you will receive a separate proxy card for each applicable Fund. You will be allowed to vote your shares of a Fund only with respect to the approval of that Fund’s new fund management agreement and new portfolio management agreements.

Q.	What vote is required to approve each proposal?

A.	Approval of each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q.	What happens if I sign and return my proxy card but do not mark my vote?

A.	Your proxy will be voted FOR each proposal.

Q.	May I revoke my proxy?

A.	You may revoke your proxy at any time before it is exercised by giving notice of your revocation to your Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy).

Q.	How can I obtain a copy of a Fund’s annual report?

A.	If you would like to receive a copy of the latest annual report for any Fund, please call 1-800-241-1850, visit www.all-starfunds.com or write to the Fund, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The report will be furnished free of charge.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Funds’ proxy solicitor, Computershare Fund Services at 1-800-337-3503.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

LIBERTY ALL-STAR® EQUITY FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.

1290 Broadway, Suite 1100

Denver, Colorado 80203

PROXY STATEMENT

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS

to be held on May 31, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Liberty All-Star Equity Fund, a Massachusetts business trust (“USA” or the “Equity Fund”), and the Board of Directors of Liberty All-Star Growth Fund, Inc., a Maryland corporation (“ASG” or the “Growth Fund” and, together with the Equity Fund, each a “Fund” and collectively the “Funds”), to be used at the joint special meeting of shareholders (the “Shareholders”) of the Funds to be held in the offices of ALPS Advisors, Inc. (“ALPS Advisors”), at One Financial Center, 4th Floor, Boston, Massachusetts, 02111, on May 31, 2018 at 9:00 a.m. Eastern Time and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”).

The Meeting is scheduled as a joint meeting because the shareholders of the Funds are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each Fund. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about [ ], 2018 of the Notice of Joint Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of the Funds’ fund manager, ALPS Advisors, and/or its affiliates and by Computershare Fund Services (“Computershare”), the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

At the Meeting, Shareholders will be asked to vote on the following proposals with respect to each Fund in which they own shares:

Proposal			Applicable Funds
1.	To approve new fund management agreements between each Fund and ALPS Advisors.		Both Funds
2.	To approve new portfolio management agreements among each Fund, ALPS Advisors and each of the current portfolio managers of the Funds (the “Portfolio Managers”), as follows:
	a.	Congress Asset Management Company, LLP	Liberty All-Star Growth Fund, Inc.
	b.	Weatherbie Capital, LLC	Liberty All-Star Growth Fund, Inc.
	c.	Sustainable Growth Advisers, LP	Both Funds
	d.	Aristotle Capital Management, LLC	Liberty All-Star Equity Fund
	e.	Macquarie Investment Management	Liberty All-Star Equity Fund
	f.	Pzena Investment Management, LLC	Liberty All-Star Equity Fund
	g.	TCW Investment Management Company	Liberty All-Star Equity Fund

3.	To approve a new portfolio management agreement with Sustainable Growth Advisers, LP	Both Funds
4.	To transact any other business as may properly come before the Meeting or any adjournment(s), postponement(s) or delay(s) thereof.	Both Funds

The Board of Trustees/Directors of the Funds (the “Board” and each member thereof a “Board Member”) has set the close of business on March 2, 2018 as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. As of the close of business on the Record Date, there were 193,582,997.001 outstanding shares of beneficial interest of the Equity Fund and 27,098,944.999 outstanding shares of common stock of the Growth Fund outstanding. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.”

Copies of the Funds’ annual reports have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the annual reports. To request a copy of the Proxy Statement or a report, please call 1-800-337-3503 (for proxy materials) or 1-800-241-1850 (for reports), write to the Fund at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or visit the Fund’s website at www.all-starfunds.com. You may also call 1-###-###-#### for information on how to obtain directions to be able to attend the Meeting in person.

TABLE OF CONTENTS

GENERAL OVERVIEW	1
The Transaction	1
About SS&C	1
Post-Transaction Structure and Operations	1
PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENTS	3
Background	3
The Proposal	3
Board Approval and Recommendation	3
Description of the Existing Fund Management Agreements and New Fund Management Agreements	3
Interim Fund Management Agreements	5
Affiliated Service Providers, Affiliated Brokerage and Other Fees	5
Information About ALPS Advisors and its Affiliates	6
Required Vote	7
PROPOSAL 2: APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENTS	8
Background	8
The Proposal	9
Board Approval and Recommendation	9
Description of the Existing Portfolio Management Agreements and New Portfolio Management Agreements	9
Interim Portfolio Management Agreements	10
Affiliated Service Providers, Affiliated Brokerage and Other Fees	11
Information About the Portfolio Managers	11
Required Vote	11
PROPOSAL 3: APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT WITH SUSTAINABLE GROWTH ADVISERS, LP	12
Background	12
The Proposal	12
About Virtus Investment Partners	13
Board Approval and Recommendation	13
Description of the New Sustainable Agreements	13
Interim Portfolio Management Agreements	13
Affiliated Service Providers, Affiliated Brokerage and Other Fees	13
Information About Sustainable	13
Required Vote	13
BOARD CONSIDERATIONS	15
Approval of New Fund Management Agreements and New Portfolio Management Agreements	15
Approval of New Sustainable Agreements	16
GENERAL INFORMATION	18
Ownership of Shares	18
Other Information	18
Payment of Solicitation Expenses	18
Delivery of Proxy Statement	18
Other Business	18
Shareholder Communication with Board	19
Submission of Certain Shareholder Proposals	19
Reports to Shareholders and Financial Statements	19
VOTING INFORMATION	20
Voting Rights	20
Attending the Meeting	20
Quorum; Adjournment	21
Required Vote	21
APPENDIX LIST	22
Appendix A – Dates Relating to Existing Portfolio Management Agreements	A-1
Appendix B – Portfolio Management Fee Rates	B-1

GENERAL OVERVIEW

The Transaction

ALPS Advisors serves as each Fund’s fund manager and is responsible for each Fund’s overall investment strategy and its implementation. ALPS Advisors is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange that provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.

On January 11, 2018, DST entered into an agreement and plan of merger (the “Transaction Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”) and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub will merge with and into DST (the “Transaction”), with DST surviving as an indirect wholly owned subsidiary of SS&C. If the Transaction is completed, DST common stockholders will receive cash consideration for their shares of common stock of DST.

Consummation of the Transaction is subject to certain customary conditions, including, without limitation, (i) the approval by the affirmative vote of the holders of a majority of the outstanding shares of common stock of DST entitled to vote at the DST stockholders meeting to approve the Transaction; (ii) the receipt of approvals, or the expiration or termination of waiting periods under, certain regulatory laws or from certain regulatory authorities (including the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval under the competition law of Ireland and approvals of the Financial Industry Regulatory Authority, the United Kingdom’s Financial Conduct Authority, the Central Bank of Ireland and Luxembourg’s Commission de Surveillance du Secteur Financier); and (iii) the absence of any judgment, order, injunction, ruling or decree, preliminary, temporary or permanent, or other legal restraint or prohibition and no action, proceeding, binding order or determination by any governmental entity, preventing or otherwise making illegal the consummation of the Transaction. Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the completion of the Transaction. Although there is no assurance that the Transaction will be completed, DST and SS&C currently expect to complete the Transaction before the end of the second quarter of 2018.

About SS&C

SS&C is a leading provider of mission-critical, sophisticated software products and software-enabled services that allow financial services providers to automate complex business processes and effectively manage their information processing requirements.

SS&C’s portfolio of software products and rapidly deployable software-enabled services allows SS&C’s clients to automate and integrate front-office functions such as trading and modeling, middle-office functions such as portfolio management and reporting, and back-office functions such as accounting, performance measurement, reconciliation, reporting, processing and clearing. SS&C’s solutions enable their clients to focus on core operations, better monitor and manage investment performance and risk, improve operating efficiency and reduce operating costs.

SS&C’s principal executive offices are located at 80 Lamberton Road, Windsor, CT 06095.

SS&C was incorporated in Delaware in July 2005, as the successor to a corporation originally formed in Connecticut in March 1986. SS&C’s common stock trades on The NASDAQ Global Select Market, under the symbol “SSNC.”

Post-Transaction Structure and Operations

It is intended that, after the closing of the Transaction (the “Closing”), the Funds’ multi-manager structure will not change. ALPS Advisors will continue to be the fund manager to the Funds and the Portfolio Managers that currently manage the Funds will continue to manage the assets of the Funds. The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change and the investment advisory personnel of each Portfolio Manager who currently manages the Funds are expected to continue to do so after the Closing of the Transaction. However, there can be no assurance that any particular employee of ALPS Advisors or of a Portfolio Manager will choose to remain employed by the respective firm before or after the Closing. While the operations of ALPS Advisors are expected to continue with minimal change following the Closing, ALPS Advisors expects to benefit indirectly from the financial strength and information technology infrastructure of the merged organization.

The Board and ALPS Advisors currently do not anticipate any changes to the organization and structure of the Funds. Your Fund(s) and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Fund(s). No Fund’s name will change as a result of the Transaction. The Board will continue in office after the Closing and will continue to make decisions regarding the independent registered public accounting firm, custodian, administrator and transfer agent of the Funds. The Board and ALPS Advisors are not proposing any changes to these existing service providers at this time.

PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENTS (Equity Fund and Growth Fund)

Background

ALPS Advisors currently serves as fund manager to each Fund pursuant to fund management agreements between each Fund and ALPS Advisors (each an “Existing Fund Management Agreement” and, collectively, the “Existing Fund Management Agreements”). The Existing Fund Management Agreement between the Equity Fund and ALPS Advisors, dated November 1, 2011, was last approved by Shareholders on September 30, 2011and last approved for continuance by the Board on September 7, 2017. The Existing Fund Management Agreement between the Growth Fund and ALPS Advisors, dated November 1, 2011, was last approved by Shareholders on September 30, 2011 and last approved for continuance by the Board on September 7, 2017.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund’s Existing Fund Management Agreement provides for its automatic termination in the event of an assignment. Upon the Closing, DST will be acquired by SS&C and, as a result, ALPS Advisors will indirectly undergo a change in control. This change in control may be deemed an “assignment” of each Fund’s Existing Fund Management Agreement which would cause the termination of each Existing Fund Management Agreement. The 1940 Act requires that a new advisory agreement be approved by the board and shareholders of a fund in order for it to become effective.

The Proposal

With respect to each Fund, Shareholders of the Fund are being asked to approve a new fund management agreement between each Fund and ALPS Advisors (each a “New Fund Management Agreement” and, collectively, the “New Fund Management Agreements”). As described above, each Fund’s Existing Fund Management Agreement will automatically terminate upon the Closing. Therefore, approval of the New Fund Management Agreements is sought so that the operation of each Fund can continue without interruption. If approved by Shareholders, the New Fund Management Agreements for a Fund will become effective upon the later of the date of such approval or the Closing. If the Transaction is not completed for any reason, the Existing Fund Management Agreements will continue in effect.

Board Approval and Recommendation

On March 22, 2018, the Board, including the members of the board who are not “interested persons” (as defined in the 1940 Act) of the Funds, ALPS Advisors or a Portfolio Manager (the “Independent Board Members”), approved the New Fund Management Agreement for each Fund and recommended that Shareholders of each Fund approve the applicable New Fund Management Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Fund Management Agreement and New Fund Management Agreement

The forms of the New Fund Management Agreements are set forth in Appendix G to this Proxy Statement.

The terms of each New Fund Management Agreement are the same as the terms of the corresponding Existing Fund Management Agreement but for the new commencement date. The advisory fee rates under the New Fund Management Agreements are the same as the fee rates under the corresponding Existing Fund Management Agreements. ALPS Advisors has advised the Board that it does not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of ALPS Advisors to fulfill its obligations to the Funds.

The following discussion describes both the Existing Fund Management Agreement and the New Fund Management Agreement for each Fund. The next several paragraphs briefly summarize some important provisions of the Existing Fund Management Agreements and the New Fund Management Agreements, but for a more complete understanding of the agreements you should read the form of your Fund’s New Fund Management Agreement contained in Appendix G.

Services Provided by ALPS Advisors. The New Fund Management Agreement for each Fund requires ALPS Advisors to provide general management services to the Fund and to provide overall supervisory responsibility for the general management and investment of the Fund’s assets, subject to the review and approval of the Board. ALPS Advisors is responsible for setting each Fund’s investment program and strategies, revising the programs, as necessary, and monitoring and reporting periodically to the Board concerning the implementation of the programs.

The New Fund Management Agreement for each Fund provides for ALPS Advisors and the Fund to appoint one or more Portfolio Managers to have full discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Fund’s assets assigned to that Portfolio Manager. The New Fund Management Agreement requires ALPS Advisors to: (i) advise the Board which Portfolio Managers ALPS Advisors believes are best suited to invest the assets of the Fund; (ii) monitor and evaluate the investment performance of each Portfolio Manager; (iii) allocate and reallocate the portion of the Fund’s assets to be managed by each Portfolio Manager; (iv) recommend changes of or additional Portfolio Managers when deemed appropriate by ALPS Advisors; (v) coordinate and monitor the investment activities of the Portfolio Managers to ensure compliance with the Fund’s investment policies and restrictions and applicable laws; (vi) have full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by a Portfolio Manager; and (vii) implement procedures reasonably designed to ensure that the Portfolio Managers comply with the Fund’s investment objectives, policies and restrictions.

Fees. Under the New Fund Management Agreement for each Fund, the Fund pays ALPS Advisors an investment advisory fee.

As compensation for its services to the Equity Fund, ALPS Advisors receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

During the fiscal year ended December 31, 2017, the Equity Fund paid to ALPS Advisors investment advisory fees of $8,924,144.

As compensation for its services to the Growth Fund, ALPS Advisors receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

During the fiscal year ended December 31, 2017, the Growth Fund paid to ALPS Advisors investment advisory fees of $1,127,974.

Each Fund’s investment advisory fee rate under its New Fund Management Agreement is identical to the investment advisory fee rate under the Existing Fund Management Agreement.

Term. The New Fund Management Agreement for each Fund provides that it will continue in effect for an initial period beginning on the date of its effectiveness and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Fund’s Board, including a majority of the Board’s Independent Board Members; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination. The New Fund Management Agreement for a Fund may be terminated without penalty by vote of the Board, including a majority of the Board’s Independent Board Members, or by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to ALPS Advisors, or by ALPS Advisors upon 60 days’ written notice to the Fund, and terminates automatically in the event of its “assignment” as defined in the 1940 Act. The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of ALPS Advisors. Each New Fund Management Agreement provides that ALPS Advisors will not be liable to the Fund or its Shareholders for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except for liability arising from willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of ALPS Advisors. Each New Fund Management Agreements shall not be construed to protect ALPS Advisors from liability in violation of Sections 17(h) and (i) of the 1940 Act.

Differences between the Existing Fund Management Agreements and New Fund Management Agreements. Each New Fund Management Agreement is the same as the corresponding Existing Fund Management Agreement but for the new commencement date.

Interim Fund Management Agreement

Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the Closing. The Closing may occur prior to the Meeting. In the event Shareholders of a Fund have not approved the New Fund Management Agreement prior to the Closing, an interim fund management agreement between each Fund and ALPS Advisors (each, an “Interim Fund Management Agreement” and, collectively, the “Interim Fund Management Agreements”) will take effect upon the Closing. On March 22, 2018, the Board, including the Independent Board Members, approved the Interim Fund Management Agreement for each Fund in order to assure continuity of fund management services to the Funds after the Closing.

The terms of each Interim Fund Management Agreement are substantially identical to those of the corresponding Existing Fund Management Agreement and New Fund Management Agreement, except for the term and escrow provisions described below. The Interim Fund Management Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing (the “150-day period”) or when Shareholders of the Fund approve the New Fund Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by ALPS Advisors under an Interim Fund Management Agreement will be held in an interest-bearing escrow account. If Shareholders of a Fund approve the New Fund Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Fund Management Agreement will be paid to ALPS Advisors. If Shareholders of a Fund do not approve the New Fund Management Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and ALPS Advisors will be paid the lesser of its costs incurred in performing its services under the Interim Fund Management Agreement or the total amount in the escrow account, plus interest earned. The Interim Fund Management Agreement may be terminated by the Fund on ten days written notice to ALPS Advisors.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

ALPS Fund Services, Inc. (“ALPS Fund Services”), an affiliate of ALPS Advisors, serves as the administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS Fund Services provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. The Funds also reimburses ALPS Funds Services for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by ALPS Fund Services in connection with providing fund accounting oversight and monitoring and certain other services. Each Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Funds for the year ended December 31, 2017 were $2,434,795 for the Equity Fund and $362,591 for the Growth Fund, respectively.

During the Fund’s most recently completed fiscal year, the Fund made no material payments to ALPS Advisors or any affiliated person of ALPS Advisors for services provided to the Fund except as set forth herein.

The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, ALPS Advisors or the Portfolio Managers.

Information About ALPS Advisors and its Affiliates

ALPS Advisors is a subsidiary of ALPS Holdings, Inc. (“ALPS”). ALPS, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS conducts its business through its wholly owned subsidiaries, including:

•	ALPS Advisors, which is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser and commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation;

•	ALPS Fund Services, an administrator and SEC-registered transfer agent; and

•	ALPS Portfolio Solutions Distributor, Inc. and ALPS Distributors, Inc., each a FINRA-registered broker-dealer, currently registered in all 50 states.

As of December 31, 2017, ALPS Advisors had approximately $18.4 billion of assets under management and ALPS and its affiliates provided fund administration services to funds with assets in excess of $225 billion and distribution services to funds with assets of more than $158 billion.

The principal executive officer and directors of ALPS Advisors are:

Name	Principal Occupation
Edmund J. Burke	President, Director of ALPS Advisors
Jeremy O. May	Executive Vice President, Director of ALPS Advisors

The address of each principal executive officer and director of ALPS Advisors is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The following officers or Trustees of the Funds are officers, employees, directors, general partners or shareholders of ALPS Advisors or its affiliates:

Name	Title with the Funds	Title with ALPS Advisors or its Affiliates
William R. Parmentier, Jr.	President	Chief Investment Officer
Mark T. Haley, CFA	Senior Vice President	Vice President
Edmund J. Burke	Trustee/Director; Vice President	President, Director
Kimberly R. Storms	Treasurer	Senior Vice President, Director of Fund Administration
Erin D. Nelson	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer
Sareena Khwaja-Dixon	Secretary	Vice President, Senior Counsel

Required Vote

Shareholders of each Fund will vote separately. A majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy constitutes a quorum with respect to such Fund.

Approval of each New Fund Management Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENTS (Equity Fund and Growth Fund)

Background

The Portfolio Managers listed below currently serve as portfolio managers to the respective Fund pursuant to portfolio management agreements among each Fund, ALPS Advisors and the applicable Portfolio Manager (each an “Existing Portfolio Management Agreement” and, collectively, the “Existing Portfolio Management Agreements”).

Fund	Portfolio Manager
Liberty All-Star Equity Fund	Aristotle Capital Management, LLC
Macquarie Investment Management
Pzena Investment Management, LLC
Sustainable Growth Advisers, LP
TCW Investment Management Company

Liberty All-Star Growth Fund, Inc.	Congress Asset Management Company, LLP
Sustainable Growth Advisers, LP
Weatherbie Capital, LLC

The date of each Existing Portfolio Management Agreement and the date on which it was last approved by Shareholders and approved for continuance by the Board are provided on Appendix A to this Proxy Statement.

As required by the 1940 Act, each Existing Portfolio Management Agreement provides for its automatic termination in the event of an assignment. As a result, upon the Closing, each Existing Portfolio Management Agreement will terminate. The 1940 Act requires that a new portfolio management agreement be approved by the board and shareholders of a fund in order for it to become effective.

Multi-Manager Methodology

Each Fund allocates its portfolio assets among a number of independent investment management firms (the Portfolio Managers) recommended by ALPS Advisors and approved by the Board, currently five for the Equity Fund and three for the Growth Fund. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time ALPS Advisors rebalances each Fund’s portfolio assets among the Portfolio Managers. The Funds’ multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions. The Funds’ multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

The Portfolio Managers recommended by ALPS Advisors represent a blending of different styles which, in ALPS Advisor’s opinion, is appropriate for each Fund’s investment objective and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. ALPS Advisors continuously analyzes and evaluates the investment performance and portfolios of the Funds’ Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager’s investment style or a Portfolio Manager’s divergence from the investment style for which it was selected, changes deemed by ALPS Advisors to be potentially adverse in a Portfolio Manager’s personnel, ownership, structure or organization, or a deterioration in a Portfolio Manager’s investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Funds’ Portfolio Managers. Portfolio Manager changes, as well as rebalancings of a Fund’s assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

The Proposal

With respect to each Fund, Shareholders of the Fund are being asked to approve a new portfolio management agreement among each Fund, ALPS Advisors and the applicable Portfolio Manager (each a “New Portfolio Management Agreement” and, collectively, the “New Portfolio Management Agreements”). As described above, each Existing Portfolio Management Agreement will automatically terminate upon the Closing. Therefore, approval of the New Portfolio Management Agreements is sought so that the operation of each Fund can continue without interruption. If approved by Shareholders, each New Portfolio Management Agreement will be effective upon the later of the Closing or the date of approval of the New Fund Management Agreement and such New Portfolio Management Agreement. If the Transaction is not completed for any reason, the Existing Portfolio Management Agreements will continue in effect.

Board Approval and Recommendation

On March 22, 2018, the Board, including a majority of the Independent Board Members, approved the New Portfolio Management Agreements for each Fund and recommended that Shareholders of each Fund approve the applicable New Portfolio Management Agreements. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Portfolio Management Agreements and New Portfolio Management Agreements

The forms of the New Portfolio Management Agreements are set forth in Appendix H to this Proxy Statement.

The terms of each New Portfolio Management Agreement are materially the same as the terms of the corresponding Existing Portfolio Management Agreement but for the new commencement date. The portfolio management fee rates under the New Portfolio Management Agreements are the same as the fee rates for those services under the corresponding Existing Portfolio Management Agreements. ALPS Advisors and each Portfolio Manager have advised the Board that they do not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of any Portfolio Manager to fulfill its obligations under its respective New Portfolio Management Agreement.

The following discussion describes both the Existing Portfolio Management Agreements and the New Portfolio Management Agreements. The next several paragraphs briefly summarize some important provisions of the Existing Portfolio Management Agreements and the New Portfolio Management Agreements, but for a more complete understanding of the agreements you should read the form of your Fund’s New Portfolio Management Agreement contained in Appendix H.

Services Provided by the Portfolio Managers. The New Portfolio Management Agreements essentially provides that each Portfolio Manager, under the Board’s and ALPS Advisors’ supervision and subject to the Fund’s registration statement, will: (1) formulate and implement an investment program for the Fund’s assets assigned to the Portfolio Manager; (2) decide what securities to buy and sell for the Fund’s portfolio (or the portion of the Fund’s portfolio managed by the Portfolio Manager); (3) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund’s portfolio managed by the Portfolio Manager); and (4) report results to the Board.

Fees. Under the New Portfolio Management Agreement for each Fund, ALPS Advisors pays a sub-advisory fee to the Fund’s Portfolio Manager. The sub-advisory fee rate under each New Portfolio Management Agreement is identical to the sub-advisory fee rate under the corresponding Existing Portfolio Management Agreement. The sub-advisory fee is paid by ALPS Advisors, and not the Fund.

Appendix B to this Proxy Statement shows:

•	the sub-advisory fee rates under both the Existing Portfolio Management Agreements and the New Portfolio Management Agreements; and

•	whether the Portfolio Manager has waived, reduced or otherwise agreed to reduce its compensation for any Fund under any applicable contract.

Appendix C to this Proxy Statement shows:

•	the aggregate amount of the Portfolio Manager’ fee and the amount of any other payments by a Fund to the Portfolio Manager, or any of its affiliated persons or an affiliated person of such person, during the Fund’s most recently completed fiscal year.

Term. The New Portfolio Management Agreements provide that they will continue in effect for an initial period beginning on the effective date thereof and ending on the second anniversary of that date. After that, each New Portfolio Management Agreement will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Board, including a majority of Independent Board Members; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination. Each New Portfolio Management Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or ALPS Advisors, or ninety (90) days’ written notice to the Fund and ALPS Advisors in the case of termination by the Portfolio Manager. Each New Portfolio Management Agreement will also terminate upon its assignment (as defined in the 1940 Act). The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of the Portfolio Manager. Each New Portfolio Management Agreement provides that the Portfolio Manager will not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New Portfolio Management Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, except for liability arising from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under the New Portfolio Management Agreement or breach of its duty or of its obligations under the New Portfolio Management Agreement (provided, however, that the New Portfolio Management Agreement shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the 1940 Act).

Differences between the Existing and New Portfolio Management Agreements. Each New Portfolio Management Agreement is the same as the corresponding Existing Portfolio Management Agreement but for the new commencement date.

Interim Portfolio Management Agreements

Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the Closing. The Closing may occur prior to the Meeting. In the event Shareholders of a Fund have not approved the New Fund Management Agreement and/or the New Portfolio Management Agreement prior to the Closing, an interim portfolio management agreement among each Fund, ALPS Advisors and the Portfolio Manager (each, an “Interim Portfolio Management Agreement” and, collectively, the “Interim Portfolio Management Agreements”) will take effect upon the Closing. On March 22, 2018, the Board, including the Independent Board Members, approved Interim Portfolio Management Agreements for each Fund in order to assure continuity of portfolio management services to the Funds after the Closing.

The terms of each Interim Portfolio Management Agreement are substantially identical to those of the corresponding Existing Portfolio Management Agreement and New Portfolio Management Agreement, except for the duration, termination and escrow provisions described below. The Interim Portfolio Management Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing (the “150-day period”) or when Shareholders of the Fund approve the New Fund Management Agreement and the New Portfolio Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Portfolio Manager under an Interim Portfolio Management Agreement will be held in an interest-bearing escrow account. If Shareholders of a Fund approve the New Fund Management Agreement and the New Portfolio Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Portfolio Management Agreement will be paid to the Portfolio Manager. If Shareholders of a Fund do not approve the New Fund Management Agreement and the New Portfolio Management Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Portfolio Manager will be paid the lesser of its costs incurred in performing its services under the Interim Portfolio Management Agreement or the total amount in the escrow account, plus interest earned. The Interim Portfolio Management Agreements may be terminated by the Funds on ten days written notice.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During each Fund’s most recently completed fiscal year, no Fund made any material payments to its Portfolio Manager or any affiliated person of the Portfolio Manager for services provided to the Fund except as set forth on Appendix C to this Proxy Statement.

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, ALPS Advisors or any Portfolio Manager of such Fund.

Information about the Portfolio Managers

Certain information about each Portfolio Manager and information regarding the principal executive officer, directors and certain other officers of the Portfolio Managers and their affiliates and certain other information is attached in Appendix D to this Proxy Statement.

The Portfolio Managers serve as investment adviser to certain funds that have investment objectives similar to those of the Funds, as set forth in Appendix E to this Proxy Statement.

Required Vote

Shareholders of each Fund will vote separately. A majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy constitutes a quorum with respect to such Fund.

Approval of each New Portfolio Management Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The effectiveness of each Fund’s New Portfolio Management Agreements is contingent upon that Fund’s New Fund Management Agreement being approved, but approval of any New Portfolio Management Agreement of a Fund is not contingent on approval of any other New Portfolio Management Agreements of such Fund.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT WITH SUSTAINABLE GROWTH ADVISERS (Equity Fund and Growth Fund)

Background

Sustainable Growth Advisers, LP (“Sustainable”) serves as a Portfolio Manager to each Fund. On February 2, 2018, Sustainable announced that it has agreed to enter into a partnership with Virtus Investment Partners (the “Sustainable Transaction”). Pursuant to the terms of the transaction Sustainable has agreed to sell a majority ownership stake to Virtus Investment Partners in a transaction that is expected to close by June 30, 2018. When the Sustainable Transaction closes, it will constitute a change in control of Sustainable under the 1940 Act.  The Sustainable Transaction is not expected to result in a change in the personnel or operations of Sustainable, or its investment approach or the individuals providing investment advisory services to the Fund.

ALPS Advisors has recommended, and the Board has approved, new portfolio management agreements among each Fund, ALPS Advisors and Sustainable to become effective upon the later of the closing of the Sustainable Transaction and shareholder approval thereof (each a “New Sustainable Agreement” and, collectively, the “New Sustainable Agreements”).

If the Sustainable Transaction closes prior to the Closing of the Transaction, the Existing Portfolio Management Agreements with Sustainable will terminate upon the closing of the Sustainable Transaction and, if approved by shareholders, be replaced by the New Sustainable Agreements. Thereafter, upon Closing of the Transaction, the New Sustainable Agreements will terminate and, if approved by shareholders, be replaced by the New Portfolio Management Agreements with Sustainable. Alternatively, if the Closing of the Transaction occurs prior to the closing of the Sustainable Transaction, the Existing Portfolio Management Agreements with Sustainable will terminate upon the Closing of the Transaction and, if approved by shareholders, be replaced by the New Portfolio Management Agreements with Sustainable. Thereafter, upon closing of the Sustainable Transaction, the New Portfolio Management Agreements with Sustainable will terminate and, if approved by shareholders, be replaced by the New Sustainable Agreements. Each Fund’s New Sustainable Agreement will have the same terms as the corresponding Existing Portfolio Management Agreement and New Portfolio Management Agreement with Sustainable, in each case but for a new commencement date.

Virtus Investment Partners

Virtus Investment Partners (“Virtus”), is a publicly traded (NASDAQ: VRTS) multi-boutique manager based in Hartford, Connecticut. Virtus provides investment management products and services through affiliated managers and select subadvisers, each with a distinct investment style, autonomous investment process, and individual brand. The company had $91.0 billion of assets under management as of December 31, 2017.

The Proposal

As described above, each Fund’s portfolio management agreement with Sustainable will automatically terminate upon the closing of the Sustainable Transaction. Therefore, approval of the New Sustainable Agreements is sought so that Sustainable can continue to provide portfolio management services to each Fund without interruption. If approved by Shareholders of a Fund, the New Sustainable Agreement will be effective upon the later of the closing of the Sustainable Transaction or the date of approval of the New Sustainable Agreement. If the Sustainable Transaction is not completed for any reason, the current portfolio management agreements with Sustainable will continue in effect.

Board Approval and Recommendation

On March 22, 2018, the Board, including a majority of the Independent Board Members, approved the New Sustainable Agreements for each Fund and recommended that Shareholders of each Fund approve the applicable New Sustainable Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of New Sustainable Agreements

The terms of each Fund’s New Sustainable Agreement are the same as the terms of the corresponding Existing Portfolio Management Agreement with Sustainable and New Portfolio Management Agreement with Sustainable but for the new commencement date. The form of the New Sustainable Agreement is identical to the form of the New Portfolio Management Agreement with Sustainable set forth in Appendix H. See “Proposal 2: Approval of New Portfolio Management Agreements – Description of the Existing Portfolio Management Agreements and New Portfolio Management Agreements” for a summary of some important provisions of the New Sustainable Agreements. For a more complete understanding of the agreements you should read the form of portfolio management agreement contained in Appendix H.

Interim Portfolio Management Agreement

In the event Shareholders of a Fund have not approved the New Sustainable Agreement prior to the closing of the Sustainable Transaction, an interim portfolio management agreement among each Fund, ALPS Advisors and Sustainable will take effect upon the closing of the Sustainable Transaction. On March 22, 2018, the Board, including the Independent Board Members, approved such interim portfolio management agreement for each Fund in order to assure continuity of portfolio management services to the Funds after the closing of the Sustainable Transaction.

The terms of each such interim portfolio management agreement are substantially identical to those of the corresponding Existing Portfolio Management Agreement with Sustainable, New Portfolio Management Agreement with Sustainable and New Sustainable Agreement, except for the term and escrow provisions described below. The interim portfolio management will continue in effect for a term ending on the earlier of 150 days from the closing of the Sustainable Transaction (the “150-day period”) or when Shareholders of the Fund approve the New Sustainable Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Sustainable under an interim portfolio management agreement will be held in an interest-bearing escrow account. If Shareholders of a Fund approve the New Sustainable Agreement prior to the end of the 150-day period, the amount held in the escrow account under the interim portfolio management agreement will be paid to Sustainable. If Shareholders of a Fund do not approve the New Sustainable Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Sustainable will be paid the lesser of its costs incurred in performing its services under the interim portfolio management agreement or the total amount in the escrow account, plus interest earned.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

See “Proposal 2: Approval of New Portfolio Management Agreements –Affiliated Service Providers, Affiliated Brokerage and Other Fees” for information regarding payments to Sustainable and its affiliated persons.

Information about Sustainable

See “Proposal 2: Approval of New Portfolio Management Agreements –Information About Portfolio Managers” for additional information about Sustainable.

Required Vote

 Approval of the New Sustainable Agreements requires the affirmative vote of a “majority of the outstanding voting securities” of the Funds, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Funds present at the Joint Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Funds.

In the event that the Shareholders of a Fund fail to approve the New Sustainable Agreement, ALPS Advisors will cause the portfolio assets under management by Sustainable to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or cash equivalent holdings pending the appointment of Sustainable or a new Portfolio Manager.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 3.

BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

The Board met in person on March 22, 2018 to evaluate, among other things, the Transaction, the Sustainable Transaction, ALPS Advisors, and the Portfolio Managers and to determine whether approving the New Fund Management Agreements, the New Portfolio Management Agreements and the New Sustainable Agreements was in the best interests of the Funds’ Shareholders.

In consideration of the approval of the New Fund Management Agreements, New Portfolio Management Agreements and New Sustainable Agreements, each Board and its counsel reviewed materials furnished by ALPS Advisors, DST, SS&C and the Portfolio Managers, and communicated with senior representatives of ALPS Advisors, DST and the Portfolio Managers regarding their personnel, operations and financial condition. Each Board also reviewed the terms of the Transaction and considered its possible effects on the Funds and their Shareholders. In this regard, the Board Members spoke with representatives of ALPS Advisors and DST during the Board meeting and in private sessions to discuss the anticipated effects of the Transaction. Each Board also reviewed the terms of the Sustainable Transaction and considered its possible effects on the Funds and their Shareholders. In this regard, the Board Members spoke with representatives of ALPS Advisors and Sustainable during the Board meeting and in private sessions to discuss the anticipated effects of the Sustainable Transaction.

During these meetings, the representatives of ALPS Advisors and DST indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Funds; (ii) the capabilities of the senior investment advisory personnel of ALPS Advisors who currently manage the Funds to continue to provide these and other services to the Funds at the current levels; or (3) the capabilities of each Portfolio Manager to continue to provide the same level of portfolio management and other services to the Funds. In addition, during these meetings, the representatives of ALPS Advisors and Sustainable indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Funds or (ii) the capabilities of Sustainable to continue to provide the same level of portfolio management and other services to the Funds.

Approval of New Fund Management Agreements and New Portfolio Management Agreements

Information provided by DST and ALPS Advisors for each Board’s consideration included responses by DST and ALPS Advisors relating to the terms of the Transaction, the effect of the Transaction on the Funds, their service providers or fee structure, and any significant changes (actual or anticipated) to the composition of the Boards, officers, operations of the Funds, ALPS Advisors management personnel, or the fee schedule under the Existing Agreements. In addition, information is regularly provided to the Boards. Information furnished at Board meetings throughout the year included ALPS Advisors’ analysis of each Fund’s investment performance, presentations given by the Funds’ Portfolio Managers and various reports on compliance and other services provided by ALPS Advisors and its affiliates.

Based on their evaluation of the Transaction and the information presented, the Boards concluded that the terms of the New Fund Management Agreement and the New Portfolio Management Agreements were reasonable and fair and that the approval of the New Fund Management Agreement and the New Portfolio Management Agreements was in the best interest of the Funds and their shareholders. Accordingly, each Board voted to approve the New Fund Management Agreement and the New Portfolio Management Agreements for its Fund and recommended that shareholders approve the New Fund Management Agreement and the New Portfolio Management Agreements with respect to their Fund. Each Board did not identify any single factor or group of factors as being of paramount importance in reaching its conclusions and determinations with respect to the approval of the New Fund Management Agreement and the New Portfolio Management Agreements for its Fund. Although not meant to be all-inclusive, set forth below is a description of certain of the factors that were considered by each Board in deciding to approve the New Fund Management Agreement and the New Portfolio Management Agreements for its Fund. In determining whether to approve the New Fund Management Agreement and New Portfolio Management Agreement for each Fund, and whether to recommend approval to Shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•	the terms of the New Fund Management Agreements, including the fees payable to ALPS Advisors by the Funds, are the same as the Existing Fund Management Agreements but for the new commencement dates;

•	the terms of the New Portfolio Management Agreements, including the fees payable by ALPS Advisors to the Portfolio Managers, are the same as the Existing Portfolio Management Agreements but for the new commencement dates;

•	assurances from ALPS Advisors and SS&C that the manner in which the Funds’ assets are managed will not change as a result of the Transaction, that the same people who currently manage the Fund’s assets are expected to continue to do so after the Closing, and that there is not expected to be any diminution in the nature, quality and extent of the services provided to the Fund by ALPS Advisors and the Portfolio Managers;

•	that, in light of the foregoing considerations, the factors discussed above that were considered by the Board in connection with the approval of the continuance of the Existing Fund Management Agreements and Existing Portfolio Management Agreements also supported approval of the New Fund Management Agreements and New Portfolio Management Agreements;

•	the favorable history, reputation, qualification and background of SS&C;

•	ALPS Advisors’ and DST’s financial condition;

•	SS&C’s financial condition;

•	that while the operations of ALPS Advisors are expected to continue with minimal change following the Closing, ALPS Advisors expects to benefit indirectly from the financial strength and information technology infrastructure of the merged organization;

•	the potential adverse effects on the Funds, in the event the Transaction is completed and New Fund Management Agreements and New Portfolio Management Agreements are not approved;

•	the fact that Shareholders of the Funds will not bear any costs in connection with the Transaction, inasmuch as DST and Sustainable have committed to pay the expenses of the Funds in connection with the Transaction, including all expenses in connection with the solicitation of proxies; and

•	that SS&C is aware of the terms of Section 15(f) of the 1940 Act, and that although the Transaction Agreement does not contain a specific covenant in that regard due to the small size of ALPS Advisors’ business relative to the Transaction, SS&C does not intend to impose, and has committed to the Board to use commercially reasonable efforts not to impose, any unfair burden on the Funds as a result of the Transaction.

As a result of its review of the Transaction and the New Fund Management Agreement and New Portfolio Management Agreement and its consideration of the foregoing factors, the Board, including the Independent Board Members, approved the New Fund Management Agreement and New Portfolio Management Agreement for each Fund and recommended such agreements to Shareholders for their approval.

Approval of New Sustainable Agreements

At its meeting on March 22, 2018, each Fund’s Board, including all of the Independent Board Members, approved the New Sustainable Agreement. Before approving the New Sustainable Agreements, the Board Members considered management’s recommendations as to the approval of the New Sustainable Agreements. As part of the Board’s approval process, legal counsel to the Independent Board Members requested certain information from Sustainable, and the Directors received information from Sustainable and ALPS Advisors that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Board Members with a memorandum regarding their responsibilities in connection with the approval of the New Agreement.

The Boards did not consider any single factor or particular information most relevant to its consideration to approve the New Sustainable Agreements and each Director may have afforded different weight to the various factors. In voting to approve the New Sustainable Agreements, each Board considered the overall fairness of the New Sustainable Agreement and the factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Fund under the New Agreement; (2) Sustainable’ s investment performance; and, (3) the impact of the Sustainable transaction on the Sustainable organization and the Funds. Each Board took into consideration information provided at prior Board meetings, as well as information provided at the March 22, 2018 Board meeting.

Approval of Interim Fund Management Agreements and Interim Portfolio Management Agreements

At its March 22, 2018 meeting, the Board Members, including the Independent Board Members, approved the Interim Fund Management Agreements and Interim Portfolio Management Agreements and interim portfolio management agreements related to the Sustainable Transaction. If necessary to assure continuity of fund management and portfolio management services, the Interim Fund Management Agreements and Interim Portfolio Management Agreements will take effect upon the Closing of the Transaction (or the closing of the Sustainable Transaction) if Shareholders have not yet approved the New Fund Management Agreements and New Portfolio Management Agreements or New Sustainable Agreement. The terms of each Interim Fund Management Agreement are substantially identical to those of the corresponding Existing Fund Management Agreement and New Fund Management Agreement and the terms of each Interim Portfolio Management Agreement are substantially identical to those of the corresponding Existing Portfolio Management Agreement and New Portfolio Management Agreement, respectively, in each case except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, determined that the scope and quality of services to be provided to the Funds under the respective Interim Fund Management Agreement and Interim Portfolio Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Existing Fund Management Agreement and Existing Portfolio Management Agreement.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, no Shareholder owned, beneficially or of record, more than 5% of any class of shares of any Fund, except as provided in Appendix F.

As of March 2, 2018, the percentage of shares owned by the Funds’ Board Members and officers, individually and as a group, did not exceed 1% of the outstanding shares of any of the Funds.

Other Information

Since the beginning of each Fund’s most recently completed fiscal year, no Board Member has purchased or sold securities exceeding 1% of the outstanding securities of any class of DST or its subsidiaries, or any Portfolio Manager or its parent or subsidiaries.

As of December 31, 2017, no Independent Board Member or any of their immediate family members owned beneficially or of record any class of securities of ALPS Advisors, any Portfolio Manager or any person controlling, controlled by or under common control with any such entity.

The interested trustee/director and officers of the Funds are officers and employees of ALPS Advisors and/or its affiliates and may own interests in DST. Such trustee/director and officers will receive a portion of the merger consideration based on their respective share ownership in DST, which portion is, in the aggregate, expected to be approximately 0.1% of the total consideration paid to all stockholders of DST.

Payment of Solicitation Expenses

ALPS Advisors and/or its affiliates and Sustainable will each pay its allocable share of the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. ALPS Advisors or its affiliates has engaged Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds, at an estimated cost of $206,015 to $221,444 plus any out-of-pocket expenses. Such expenses will be paid by ALPS Advisors and/or its affiliates and Sustainable. Among other things, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws. ALPS Advisors and/or its affiliates and Sustainable will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to Shareholders.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the applicable Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-###-###-####.

Other Business

The Board Members do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Board Members are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Communications with Board

Shareholders may mail written communications to the Fund’s Board, to committees of the Board or to specified individual Board Members in care of the Secretary of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203. All shareholder communications received by the Secretary will be forwarded promptly to the Board, the relevant Board’s committee or the specified individual Board Members, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Submission of Certain Shareholder Proposals

Any shareholder proposal to be considered for inclusion in the Funds’ proxy statement and form of proxy for the annual meeting of shareholders to be held in 2018 should have been received by the Secretary of the relevant Fund no later than March 3, 2018. To submit a shareholder proposal for a Fund’s 2019 annual meeting, a shareholder is required to give to a Fund notice of, and specified information with respect to any proposals pursuant to Rule 14a-8 under the 1934 Act by March 3, 2019. In addition, pursuant to each Fund’s By-Laws, a shareholder is required to give a Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2019 annual meeting not later than the close of business on the one hundred twentieth (120th) day, nor earlier than the close of business on the one hundred fiftieth (150th) day, prior to the first anniversary of the date of public release of the notice for the preceding year’s annual meeting. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2018 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the relevant Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meetings to Be Held on May 31, 2018

The Proxy Statement is available on the internet at www.all-starfunds.com.

Reports to Shareholders and Financial Statements

The annual report to Shareholders of each Fund, including financial statements of the Fund, have previously been sent to Fund Shareholders. Upon request, each Fund’s most recent annual report can be obtained at no cost. To request a report for a Fund, please call 1-800-241-1850, write to ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or visit www.all-starfunds.com.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to Shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from Shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Funds at 1-800-241-1850. You may also notify the Funds in writing at ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 .

VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. As of the close of business on the Record Date, there were 193,582,997.001 outstanding shares of beneficial interest of the Equity Fund outstanding and 27,098,944.999 outstanding shares of common stock of the Growth Fund outstanding.

Each Fund’s Shareholders will vote separately on each proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Board that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For each proposal, the Funds understand that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract and other material matters. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the proposals. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Abstentions and broker non-votes will have the effect of a vote against each proposal.

There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are Shareholder of record of a Fund's shares on the Record Date, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. In addition, if you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Quorum; Adjournment

For each Fund, a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by Shareholders of that Fund at the Meeting. The Meeting may be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the Meeting of any other Fund. In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received, the chair of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Computershare at 1-800-337-3503 (toll-free). Representatives are available Monday through Friday, [ ] a.m. Eastern time to [ ] p.m. Eastern time and Saturday, [ ] a.m. Eastern time to [ ] p.m. Eastern time.

Vote Required

Shareholders of each Fund will vote separately.

Approval of each proposal by a Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

If Shareholders of a Fund approve the New Fund Management Agreement and the New Portfolio Management Agreements for such Fund, their effectiveness is contingent upon the Closing occurring (and the effectiveness of each Fund’s New Portfolio Management Agreements is contingent upon that Fund’s New Fund Management Agreement being approved, but approval of any New Portfolio Management Agreement of a Fund is not contingent on approval of any other New Portfolio Management Agreements of such Fund). If the Closing does not occur, the Existing Fund Management Agreements and the Existing Portfolio Management Agreements will remain in effect.

Appendix List

Appendix A – Dates Relating to Existing Portfolio Management Agreements

Appendix B – Sub-Advisory Fee Rates

Appendix C – Sub-Advisory Fees and Other Fees Paid

Appendix D – Information About the Portfolio Managers

Appendix E – Comparable Funds

Appendix F – Principal Holders

Appendix G – Forms of New Fund Management Agreements

Appendix H – Forms of New Portfolio Management Agreements

Appendix A

Dates Relating to Existing Portfolio Management Agreements

Fund	Date of Existing Portfolio Management Agreement	Date Existing Portfolio Management Agreement Last Approved by Shareholders	Date Existing Portfolio Management Agreement Last Approved For Continuance of Board
Liberty All-Star Equity Fund
Aristotle Capital Management, LLC	December 14, 2015	February 25, 2016	September 7, 2017
Macquarie Investment Management	September 14, 2015	November 19, 2015	September 7, 2017
Pzena Investment Management, LLC	November 1, 2011	September 30, 2011	September 7, 2017
TCW Investment Management Company	February 6, 2013	December 20, 2012	September 7, 2017
Sustainable Growth Advisers, LP	June 6, 2016	August 25, 2016	September 7, 2017
Liberty All-Star Growth Fund, Inc.
Congress Asset Management Company, LLP	June 6, 2016	August 25, 2016	September 7, 2017
Sustainable Growth Advisers, LP	September 1, 2014	August 28, 2014	September 7, 2017
Weatherbie Capital, LLC	June 16, 2017	June 16, 2017	March 23, 2017

A-1

Appendix B

Sub-Advisory Fee Rates

Fund	Contractual Sub-Advisory Fee Rate	Sub-Advisory Fee Waivers
Liberty All-Star Equity Fund
Aristotle Capital Management, LLC

0.40% of the portion of the Fund’s assets managed by the Portfolio Manager of the first $400 million

0.36% of assets over $400 million and up to $800 million

0.324% of assets over $800 million and up to $1.2 billion

0.292% of assets over $1.2 billion

None
Macquarie Investment Management
Pzena Investment Management, LLC
TCW Investment Management Company
Sustainable Growth Advisers, LP
Liberty All-Star Growth Fund, Inc.
Congress Asset Management Company, LLP	0.40% of the portion of the Fund’s assets managed by the Portfolio Manager of the first $300 million 0.36% of assets over $300 million	None
Sustainable Growth Advisers, LP
Weatherbie Capital, LLC

B-1

Appendix C

Sub-Advisory Fees and Other Fees Paid

Fund	Fiscal Year End	Sub-Advisory Fees	Other Fees paid to the Portfolio Manager or its Affiliates
Liberty All-Star Equity Fund
Aristotle Capital Management, LLC	12/31/17	$914,411.56	N/A
Macquarie Investment Management	12/31/17	$859,167.27	N/A
Pzena Investment Management, LLC	12/31/17	$871,347.15	N/A
TCW Investment Management Company	12/31/17	$915,264.57	N/A
Sustainable Growth Advisers, LP	12/31/17	$902,367.01	N/A
Liberty All-Star Growth Fund, Inc.
Congress Asset Management Company, LLP	12/31/17	$179,456.06	N/A
Sustainable Growth Advisers, LP	12/31/17	$188,887.32	N/A
Weatherbie Capital, LLC	12/31/17	$195,737.15	N/A

C-1

Appendix D

Information About the Portfolio Managers

About Congress Asset Management Company, LLP

Congress Asset Management, LLP ("Congress") is a boutique, SEC registered, family-owned, investment management firm. Congress is located at 2 Seaport Lane, Boston, MA 02210. Congress's assets under management as of December 31, 2017 were approximately $10 billion.

Congress is owned by Lagan Holding Company Trust and Lagan-Congress, Inc., who serve as general partners. Lagan Holding Company Trust owns 100% of Lagan-Congress, Inc.

The principal executive officers and directors of Congress are:

Name	Position(s) with Portfolio Manager
Daniel Lagan	President, CIO
Christopher Lagan	Managing Director, COO
Matthew Lagan	Vice President, Portfolio Manager
Fred Wofford	CCO

About Weatherbie Capital, LLC

Weatherbie Capital, LLC ("Weatherbie Capital"), located at 360 Park Avenue South, New York, NY 10010, is wholly owned by Alger-Weatherbie Holdings, LLC, which is wholly owned by Alger Associates, Inc. Alexandra Alger, Hilary Alger and Nicole Alger own, in the aggregate, in excess of 99% of the voting rights of Alger Associates, Inc.

Weatherbie Capital was founded in 1995 by Matthew Weatherbie, CFA and registered with the SEC in November 1995 to provide specialized growth equity investment management to the institutional marketplace. On March 1, 2017, Weatherbie Capital was acquired in its entirety by Alger Associates, Inc., the parent company of Fred Alger Management, Inc., a leading asset management firm. Weatherbie Capital has nine employees and continues to operate in Boston, MA as a discrete subsidiary of Alger Associates, Inc. Weatherbie Capital takes a fundamental, bottom-up research approach to investing in growth equities and aims to identify and invest in attractive U.S. small- and mid-cap companies poised for growth.

The principal executive officers and directors of Weatherbie Capital are:

Name	Position(s) with Portfolio Manager
Matthew Weatherbie	President and Chief Executive Officer
Elizabeth Flanders	Chief Compliance Officer
Cynthia O’Neil	Director of Administration and Corporate Operations
Haiyan Dai	Senior Managing Director and Chief Investment Officer

About Sustainable Growth Advisers, LP

Sustainable was founded in 2003 and currently manages approximately $11.6 billion of client assets as of December 31, 2017 according to a time-tested investment process that focuses on high-quality, predictable growth companies.

The general partner of Sustainable is SGIA, LLC, and is owned by the three founders and co-portfolio managers, George P. Fraise, Gordon M. Marchand, and Robert L. Rohn, who each own approximately 15% of Sustainable. Sustainable is located at 301 Tresser Boulevard, Standford, Connecticut 06901.

The principal executive officers and directors of Sustainable are:

Name	Position(s) with Portfolio Manager
Gordon Marchand	Founding Principal
George Fraise	Founding Principal
Robert Rohn	Founding Principal
Alexandra Lee	Research Principal
Daniel Callaway	Chief Compliance Officer & General Counsel
Kishore Rao	Research Principal
Michael Brown	Research Principal
Peter Seuffert	Chief Operating Officer

About Aristotle Capital Management, LLC

Aristotle Capital Management, LLC ("Aristotle"), located at 11100 Santa Monica Blvd., Suite 1700, Los Angeles, CA 90025, is a privately owned, registered investment adviser. Aristotle employs a bottom-up, fundamental investment approach in the management of U.S., international and global equity portfolios for institutional and high net worth clients. Aristotle's mission is to add value with active portfolio management to help our clients reach their long-term financial goals. As of December 31, 2017, Aristotle managed approximately $15.11 billion in assets and had a total of 95 employees, including 17 investment professionals.

The Principal owners of Aristotle are Howard Gleicher, Richard S. Hollander via RCB Acquisition Company, LLC, Steve Borowski and Richard Schweitzer.

The principal executive officers and directors of Aristotle are:

Name	Position(s) with Portfolio Manager
Richard Schweitzer	Chief Financial Officer
Howard Gleicher	CEO & Chief Investment Officer
Steven Borowski	President
Richard Hollander	Chairman
Michelle Gosom	Chief Compliance Officer
Gary Lisenbee	Co-CEO & Co-Chief Investment Officer
Nancy Scarlett	Chief Risk Officer

About Macquarie Investment Management

Macquarie Investment Management ("MIM"), located at 2005 Market Street, Philadelphia, PA 19103, has more than 85 years of investment management experience. The Macquarie Group developed MIM in 1985, establishing the organization’s capabilities in investment management in Australia. Through Delaware Investments, the firm traces its roots to 1929 in the US, which includes the firm's first fund launch in 1938 and later the pioneering of a number of investment strategies. Today, the firm offers a comprehensive set of asset management capabilities globally, across all major asset classes, in a broad range of market capitalizations and investments styles.

MIM is a subsidiary of Macquarie Group Limited. As the parent company and an Australian publicly held company (ASX: MQG), Macquarie Group Limited holds substantially all of the stock (>95%) of MIM, with the exception of shares of stock that are owned by participants in MIM’s incentive compensation plan. Approximately 5% of total MQG shares are held by employees of Macquarie.

The principal executive officers and directors of MIM are:

Name	Position(s) with Portfolio Manager
Brian Murray	Senior Vice President, Global Chief Compliance Officer
Roger Early	Director, Executive Vice President, Executive Director, Global Co-Head of Fixed Income
John Leonard	Executive Vice President, Global Chair of Equities
Richard Salus	Global Head of Fund Administration and Division Director
David Connor	Director, Senior Vice President, General Counsel
Shawn Lytle	Director,President
Dominic Janssens	Executive Vice President, Global Chief Operations Officer

About Pzena Investment Management, LLC

Pzena Investment Management, LLC (“PIM”), located at 320 Park Avenue, 8th floor, New York, NY 10022, is the operating company of Pzena Investment Management, Inc. (“PIM Inc.”), a publicly traded company whose shares are listed on the New York Stock Exchange under the ticker symbol “PZN.” The firm was founded in late 1995 and began managing assets on January 1, 1996. As of February 28, 2018, PIM had 105 employees led by its Executive Committee. The current members of the Executive Committee, each of whom is also a Managing Principal, are Richard S. Pzena, John P. Goetz, William L. Lipsey, and Gary J. Bachman.

PIM is principally owned by its founder, Richard S. Pzena. PIM Inc. is the sole managing member of PIM.

The principal executive officers and directors of PIM are:

Name	Position(s) with Portfolio Manager
John Goetz	Managing Principal
Richard Pzena	CEO & Managing Principal
William Lipsey	President & Managing Principal
Jessica Doran	Chief Financial Officer & Treasurer
Joan Berger	General Counsel & Chief Compliance Officer
Gary Bachman	Chief Operating Officer Managing Principal

About TCW Investment Management Company

TCW Investment Management Company is wholly owned by the TCW Group, Inc. (“TCW”), a Nevada corporation. TCW generally conducts its business through its subsidiaries. TCW's material direct and indirect subsidiaries include the following investment advisers registered under the Investment Advisers Act of 1940 (“the Advisers Act”): TCW Asset Management Company LLC, a Delaware limited liability company (“TAMCO”), TCW Investment Management Company LLC, a Delaware limited liability company (“TIMCO”), and Metropolitan West Asset Management, LLC, a California limited liability company (“MetWest”). TCW also has a limited-purpose broker-dealer among its subsidiaries. Accordingly, its primary regulators are the U.S. Securities and Exchange Commission (SEC) and the Financial Industry Regulatory Authority (FINRA). TCW is also subject to regulation by regulators of other jurisdictions for its international activities.

TCW is jointly owned by management and employees of TCW, by an investment fund of The Carlyle Group (a respected global alternative asset manager), and by Nippon Life Insurance Company (Japan’s leading private life insurer). TCW management and employees indirectly own 44.07% of the company, with Carlyle and Nippon Life indirectly holding 31.18% and 24.75% minority stakes respectively. TCW believes that significant equity ownership aligns the interests of employees and management with the interests of the firm and its investors.

TCW Investment Management Company is located at 865 S. Figueroa St., Suite 1800, Los Angeles, California 90017.

The principal executive officers and directors of TCW are:

Name	Position(s) with Portfolio Manager
Marc Stern	Board Member, Chairman
David DeVito	Board Member, Executive Vice President, Chief Operating Officer
Richard Villa	Chief Financial Officer
David Lippman	Board Member, President, Chief Executive Officer
Meredith Jackson	Executive Vice President, General Counsel, Secretary
Jeffrey Englesman	Global Chief Compliance Officer

Appendix E

Comparable Funds

The following table sets forth information regarding other registered investment companies or series thereof (other than the Funds) managed by ALPS Advisors or a Portfolio Manager that have similar investment objectives to a Fund.

Adviser/Portfolio Manager	Comparable Fund	Comparable Fund Contractual Fee Rate	Comparable Fund Waivers	Comparable Fund Net Assets (as of 12/31/2017)
Liberty All-Star Equity Fund
Congress Asset Management	Congress Mid Cap Growth Fund	0.60%	No	$1.34 billion
Aristotle Capital Management, LLC	[Third Party Mutual Fund (sub-advised)]	0.50% on the first $25 million 0.35% on the next $25 million 0.25% on the next $300 million 0.20% thereafter	No	$868.7 million (as of 2/28/2018)
Aristotle Capital Management, LLC	Aristotle Value Equity fee schedule/highest fee schedule	0.70% on the first $25 million 0.50% on the next $75 million 0.45% on the next $200 million 0.40% thereafter	No	N/A
Macquarie Investment Management	Macquarie Large Cap Value Portfolio	0.55%	N/A	In excess of $145,000 million
Macquarie Investment Management	Delaware Value® Fund	0.65% on the first $500 million, 0.60% from $500 million to $1 billion, 0.55% from $1 billion to $2.5 billion, 0.50% on assets over $2.5 billion	N/A	In excess of $12 billion
Macquarie Investment Management	Delaware VIP Value® Series	0.65% on the first $500 million, 0.60% on next $500 million, 0.55% on next $1.5 billion, 0.50% on assets over of $2.5 billion	N/A	In excess of $800 million
Macquarie Investment Management	Sub-Advised Mutual Fund	0.30% on first $50 million, 0.25% on next $50 million, and 0.20% on assets over $100 million	N/A	In excess of $160 million
Macquarie Investment Management	Sub-Advised Mutual Fund	0.70% on first $25 million, 0.50% on next $25 million, 0.40% on next $50 million, 0.30% on next $100 million, 0.20% assets over $200 million	N/A	In excess of $380 million
Macquarie Investment Management	Sub-Advised Mutual Fund	0.30%	N/A	In excess of $230 million
Macquarie Investment Management	Sub-Advised Mutual Fund	0.35% on first $100 million, 0.30% on next $100 million, 0.20% assets over $200 million	N/A	In excess of $800 million

Adviser/Portfolio Manager	Comparable Fund	Comparable Fund Contractual Fee Rate	Comparable Fund Waivers	Comparable Fund Net Assets (as of 12/31/2017)
Pzena Investment Management, LLC	John Hancock Classic Value Fund	See below	See below	See below
Pzena Investment Management, LLC	UBS Pace Large Company Value Equity Fund	See below	See below	See below
Sustainable Growth Advisers LP	Bridge Builder Large Cap Growth Fund	0.25% on First $500 million 0.2125% on Next $1.5 billion 0.2% in Excess of $2.0 billion	No	$1,820,545,662
Sustainable Growth Advisers LP	Hirtle Callaghan Institutional Growth Equity Hirtle Callaghan Trust	0.35% on First $200 million 0.3% on Next $200 million 0.25% on Next $200 million 0.22% on Next $400 million 0.20% in Excess of $1 billion	No	$295,714,898 $248,939,449
Sustainable Growth Advisers LP	John Hancock U.S. Global Leaders Growth Fund	0.2625% on First $500 million 0.2425% on Next $500 million 0.2225% on Next $1 billion 0.2125% on Next $3 billion 0.1625% in Excess of $5 billion	No	$1,495,130,385
TCW Investment Management Company	TCW Select Equities Fund	Minimum Investment I Share: $2,000 N Share: $2,000 0.75% advisory fee Net Expense Ratio: 0.88% (I Class) 1.16% (N Class)	None	I Class: $753,640,628 N Class: $134,799,821
Fred Alger Management, Inc. (parent of Weatherbie Capital, LLC)	Alger SMid Cap Focus Fund	0.81% for assets up to $1 billion; 0.75% for assets in excess of $1 billion	Fees waived and/or expenses reimbursed to limit Class Z Share expenses to 0.99%	Approx. $240 million (as of March 20, 2018)
Fred Alger Management, Inc. (parent of Weatherbie Capital, LLC)	Alger SMid Cap Focus Portfolio	0.81% for assets up to $1 billion; 0.75% for assets in excess of $1 billion	Fees waived and/or expenses reimbursed to limit Class I-2 Share expenses to 0.99%	Approx. $5.2 million (as of March 20, 2018)

The portfolio management fee that Pzena Investment Management, LLC (“PIM”) receives from ALPS Advisors is comparable to the fees charged by PIM to other similarly situated clients, including investment companies and institutional clients (e.g., pension plans, separate accounts and sub-advised funds), in the Large Cap Focused Value service.

PIM is the sub-adviser to three mutual funds registered under the 1490 Act, in its Large Cap Focused Value service. These funds are:

John Hancock Classic Value Fund

Liberty All-Star Equity Fund

UBS Pace Large Company Value Equity Fund

Generally, fees are not negotiable; however, individual portfolio considerations, account size and timing of opening have caused PIM to negotiate different fee arrangements from time to time.

As a result, client accounts in the Large Cap Focused Value service are generally charged asset- based fees in the range of 0.35% to 1.0% of managed assets. The fees that are paid to PIM as sub-adviser to its mutual fund clients are set forth in each fund’s registration statement. The standard fee charged by PIM for management of accounts in its Large Cap Focused Value service is included in the table below. Further information regarding the fees PIM charges to its clients is contained in PIM’s Form ADV, Part 2A.

For Large Cap Focused Value Accounts Over $10 Million:

Fee Schedule	Fee Rate
First $25 Million Next $75 Million Next $200 Million	0.70% 0.50% 0.40%
Thereafter	0.35%

For Large Cap Focused Value Accounts Below $10 Million:

1.00% per annum up to $10 million of assets

Maximum Annual Fee: $70,00

Appendix F

Principal Holders

The following chart lists each Shareholder or group of Shareholders who beneficially (or of record) owned more than 5% of any class of shares for the Fund as of March 2, 2018.

Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling Shareholder’s vote could have a more significant effect on matters presented to Shareholders for approval than the vote of other Fund Shareholders.

Fund	Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned

F-1

Appendix G

Forms of New Fund Management Agreements

LIBERTY ALL-STAR EQUITY FUND

FUND MANAGEMENT AGREEMENT

FUND MANAGEMENT AGREEMENT dated ___________, 2018, between Liberty All-Star Equity Fund, a business trust organized under the laws of the Commonwealth of Massachusetts (the “Trust”), and ALPS Advisors, Inc., a corporation organized under the laws of the State of Colorado (“Manager”).

WHEREAS the Trust will operate as a closed-end investment company registered under the Investment Company Act of 1940 (“Investment Company Act”) for the purpose of investing and reinvesting its assets in securities pursuant to the investment objectives, policies and restrictions set forth in its Declaration of Trust and By-Laws, as amended from time to time, and its registration statement on Form N-2 under the Investment Company Act and the Securities Act of 1933 (the “Registration Statement”), all as heretofore amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of the Manager and to have the Manager provide or perform for it various administrative, management and other services; and

WHEREAS the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and desires to provide services to the Trust in consideration of and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Trust and the Manager agree as follows:

1. Employment of the Manager. The Trust hereby employs the Manager to manage the investment and reinvestment of the Trust’s assets in the manner set forth in Section 2(A) of this Agreement and to provide the other services set forth in Section 2 of this Agreement, subject to the direction of the Board of Trustees and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. Obligation of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.	Investment Management Services.

(1)	The Manager shall have overall supervisory responsibility for the general management and investment of the Trust’s assets and securities portfolio subject to and in accordance with the investment objectives, policies and restrictions of the Trust, and any directions which the Trust’s Trustees may issue to the Manager from time to time.

(2)	The Manager shall provide overall investment programs and strategies for the Trust, shall revise such programs as necessary and shall monitor and report periodically to the Trustees concerning the implementation of the programs.

(3)	The Trust and the Manager intend to appoint one or more persons or companies (“Portfolio Managers”), each such Portfolio Manager to have full investment discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Trust’s assets assigned to that Portfolio Manager and the purchase and sale of portfolio securities with those assets, all within the Trust’s investment objectives, policies and restrictions, and the Trust will take such steps as may be necessary to implement such appointments. The Manager shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the portfolio of the Trust. The Manager shall advise the Trustees of the Trust which Portfolio Managers the Manager believes are best suited to invest the assets of the Trust; shall monitor and evaluate the investment performance of each Portfolio Manager employed by the Trust; shall allocate and reallocate the portion of the Trust’s assets to be managed by each Portfolio Manager; shall recommend changes of or additional Portfolio Managers when deemed appropriate by the Manager; shall coordinate and monitor the investment activities of the Portfolio Managers to ensure compliance with the Trust’s investment objectives, policies and restrictions and applicable laws, including the Investment Company Act and the Internal Revenue Code of 1986, as amended; shall have full investment discretion to make all determinations with respect to the investment of the Trust’s assets not then managed by a Portfolio Manager; and shall implement procedures reasonably designed to ensure that the Portfolio Managers comply with the Trust’s investment objectives, policies and restrictions.

(4)	The Manager shall render regular reports to the Trust, at regular meetings of the Trustees, of, among other things, the decisions that it has made with respect to the allocation of the Trust’s assets among Portfolio Managers.

(5)	The Manager shall comply – and to the extent the Manager takes or is required to take action on behalf of the Trust hereunder shall cause the Trust to comply – with all applicable requirements of the Investment Company Act and other applicable laws, rules, regulations, orders and codes of ethics, as well as all investment objectives, policies, restrictions and procedures adopted by the Trust and the Trust’s registration statement on Form N-2, Declaration of Trust and By-laws.

B.	Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

The Manager will make available and provide financial, accounting and statistical information concerning the Manager required by the Trust in the preparation of registration statements, reports and other documents required by Federal and state securities laws, and such other information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Trust’s shares.

C.	Other Obligations and Services.

(l)	The Manager will make available its officers and employees to the Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Trust and its investment activities.

(2)	The Manager will adopt a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and of Rule 17j-1 under the Investment Company Act, and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, or at any other time required by the Board of Trustees, the President or a Vice President or other officer of the Manager shall certify to the Trust that the Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Manager’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Manager shall permit the Trust, its employees or its agents to examine the reports required to be made by the Manager by Rule 17j-1(c)(2)(ii).

(3)	The Manager will maintain and implement compliance policies and procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Investment Company Act). The Manager also will provide the Trust’s Chief Compliance Officer with periodic reports regarding the Manager’s compliance with the Federal Securities Laws and the Manager’s compliance policies and procedures, which may include, from time to time, a copy and/or summary of such compliance policies and procedures, and a report of the annual review determining the effectiveness of such compliance policies and procedures.

(4)	The Manager (or upon written request of the Manager, one or more Portfolio Managers) will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Trust may be invested from time to time in accordance with such policies as shall be determined by the Manager, and reviewed and approved by the Board of Trustees.

3. Execution and Allocation of Portfolio Brokerage Commissions. The Portfolio Managers, subject to and in accordance with any directions the Trust may issue from time to time, shall place, in the name of the Trust, orders for the execution of the Trust’s portfolio transactions. When placing such orders, the obligation of each Portfolio Manager shall be as provided in the applicable Portfolio Management Agreement. The Manager will oversee the placement of orders by Portfolio Managers in accordance with their respective Portfolio Management Agreements and will render regular reports to the Trust of the total brokerage business placed on behalf of the Trust by the Portfolio Managers and the manner in which such brokerage business has been allocated.

The Trust hereby agrees that any entity or person associated with the Manager that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust to the extent and as permitted by Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended (“1934 Act”).

Subject to the appropriate policies and procedures approved by the Board of Trustees, the Manager may, to the extent authorized by Section 28(e) of the 1934 Act, cause the Trust to pay a broker or dealer that provides brokerage or research services to the Manager, the Portfolio Manager or the Trust an amount of commission for effecting a Trust transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Manager’s overall responsibilities to the Trust or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Board of Trustees, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

4. Expenses of the Trust. It is understood that the Trust will pay all its expenses other than those expressly assumed by the Manager, which expenses payable by the Trust shall include:

A.	Fees of the Manager;

B.	Expenses of all audits by independent public accountants;

C.	Expenses of administrator, transfer agent, pricing services, bookkeeping services, registrar, dividend disbursing agent and shareholder record keeping services (including reasonable fees and expenses payable to the Manager, or an affiliate of the Manager, for such services);

D.	Expenses of custodial services;

E.	Expenses of obtaining quotations for calculating the value of the Trust’s net assets;

F.	Salaries and other compensation of any of its executive officers and employees who are not officers, directors, stockholders or employees of the Manager or any of its affiliates;

G.	Taxes levied against the Trust and the expenses of preparing tax returns and reports;

H.	Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Trust;

I.	Expenses associated with any offering (subject to any written agreement by the Manager or an affiliate of the Manager to reimburse any portion of such expenses);

J.	Costs, including the interest expense, of borrowing money;

K.	Costs and/or fees incident to Trustee and shareholder meetings of the Trust, the preparation and mailings of proxy material, prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s legal existence, membership dues and fees of investment company industry trade associations, the listing (and maintenance of such listing) of the Trust’s shares on stock exchanges, and the registration of shares with Federal and state securities authorities;

L.	Legal fees and expenses (including reasonable fees for legal services rendered by the Manager or its affiliates), including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

M.	Costs of printing stock certificates representing shares of the Trust, if any;

N.	Trustees’ fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

O.	Fees for the fidelity bond required by Section 17(g) of the Investment Company Act, or other insurance premiums; and

P.	Fees payable to Federal and state authorities in connection with the registration of the Trust’s shares.

Q.	Nonrecurring and extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

5.	Activities and Affiliates of the Manager.

A.	The services of the Manager to the Trust hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. The Manager shall use the same skill and care in the management of the Trust’s assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients.

B.	Subject to, and in accordance with, the Declaration of Trust and By-Laws of the Trust and to Section 10(a) of the Investment Company Act, it is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders of the Manager or its affiliates; that directors, officers, agents and stockholders of the Manager or its affiliates are or may be interested in the Trust as Trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the Investment Company Act.

6. Fees for Services: Compensation of Manager and Portfolio Managers. The compensation of the Manager for its services under this Agreement shall be calculated and paid by the Trust in accordance with the attached Exhibit A. The Manager will compensate the Portfolio Managers as provided in the Portfolio Management Agreement entered into with the Portfolio Managers from time to time.

7. Liabilities of the Manager.

A.	In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

B.	No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Manager, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

8. Renewal and Termination.

A.	This Agreement shall continue in effect for two years from the date of this Agreement and shall continue from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Trust’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act), provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act and the Rules and Regulations thereunder.

B.	This Agreement:

(a)	may at any time be terminated without the payment of any penalty either by vote of the Trustees of the Trust, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Trust, on sixty (60) days’ written notice to the Manager;

(b)	shall immediately terminate in the event of its assignment (as that term is defined in the Investment Company Act); and

(c)	may be terminated by the Manager on sixty (60) days’ written notice to the Trust.

C.	Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid, to the other party to this Agreement at its principal place of business.

9. No Personal Liability. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of Trustees under said Declaration of Trust, and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability hereunder or in connection with the affairs of the Trust, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Manager nor any of its officers, directors, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Trust.

10. Use of Name. The Trust may use the name “Liberty All-Star,” “All-Star,” or a similar name only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager’s business as investment adviser. If this Agreement is no longer in effect, the Trust (to the extent it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Manager. The Trust acknowledges that the Manager may grant the non-exclusive right to use the name “Liberty All-Star” or “All-Star” to any other corporation or entity, including but not limited to any investment company of which the Manager or any subsidiary or affiliate thereof or any successor to the business or any thereof shall be an investment adviser.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

13. Interpretation. Nothing herein contained shall be deemed to require the Trust to take any action contrary to this Agreement and its Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust.

14. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties.

15. Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16. Force Majeure. The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

17. Records. The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Manager free from any claim or retention of rights therein, provided that the Manager may retain copies of any such records that are required by law. The Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable Federal or state regulatory authorities.

IN WITNESS WHEREOF, the parties hereto have caused this Fund Management Agreement to be executed, as of the day and year first written above.

LIBERTY ALL-STAR EQUITY FUND

By:
Name:	William R. Parmentier, Jr.
Title:	President

ALPS ADVISORS, INC.
By:
Name:	Edmund J. Burke
Title:	President

EXHIBIT A

MANAGER FEE

LIBERTY ALL-STAR EQUITY FUND

For the investment management services provided to the Trust pursuant to Section 2(A) of this Agreement, the Trust will pay to the Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund for the previous calendar month at the annual rate of: 0.80% of the first $400 million of average daily net assets; 0.72% of average daily net assets exceeding $400 million up to and including $800 million; 0.648% of average daily net assets exceeding $800 million up to and including $1.2 billion; and 0.584% of average daily net assets exceeding $1.2 billion.

Pursuant to Section 6 of this Agreement, the Manager will pay to each Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; and 0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the portion of the portfolio assets of the Trust assigned to that Portfolio Manager during the preceding calendar month by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the Trust as a whole during the preceding calendar month.

The fees shall be pro rated for any month during which this Agreement is in effect for only a portion of the month.

LIBERTY ALL-STAR GROWTH FUND, INC.

FUND MANAGEMENT AGREEMENT

FUND MANAGEMENT AGREEMENT dated ___________, 2018, between Liberty All-Star Growth Fund, a corporation organized under the laws of the State of Maryland (the “Fund”), and ALPS Advisors, Inc., a corporation organized under the laws of the State of Colorado (“Manager”).

WHEREAS the Fund will operate as a closed-end investment company registered under the Investment Company Act of 1940 (“Investment Company Act”) for the purpose of investing and reinvesting its assets in securities pursuant to the investment objectives, policies and restrictions set forth in its Articles of Incorporation and By-Laws, as amended from time to time, and its registration statement on Form N-2 under the Investment Company Act and the Securities Act of 1933 (the “Registration Statement”), all as heretofore amended and supplemented; and the Fund desires to avail itself of the services, information, advice, assistance and facilities of the Manager and to have the Manager provide or perform for it various administrative, management and other services; and

WHEREAS the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and desires to provide services to the Fund in consideration of and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Fund and the Manager agree as follows:

1. Employment of the Manager. The Fund hereby employs the Manager to manage the investment and reinvestment of the Fund’s assets in the manner set forth in Section 2(A) of this Agreement and to provide the other services set forth in Section 2 of this Agreement, subject to the direction of the Board of Directors and the officers of the Fund, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2. Obligation of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.	Investment Management Services.

(1)	The Manager shall have overall supervisory responsibility for the general management and investment of the Fund’s assets and securities portfolio subject to and in accordance with the investment objectives, policies and restrictions of the Fund, and any directions which the Fund’s Directors may issue to the Manager from time to time.

(2)	The Manager shall provide overall investment programs and strategies for the Fund, shall revise such programs as necessary and shall monitor and report periodically to the Directors concerning the implementation of the programs.

(3)	The Fund and the Manager intend to appoint one or more persons or companies (“Portfolio Managers”), each such Portfolio Manager to have full investment discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Fund’s assets assigned to that Portfolio Manager and the purchase and sale of portfolio securities with those assets, all within the Fund’s investment objectives, policies and restrictions, and the Fund will take such steps as may be necessary to implement such appointments. The Manager shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the portfolio of the Fund. The Manager shall advise the Directors of the Fund which Portfolio Managers the Manager believes are best suited to invest the assets of the Fund; shall monitor and evaluate the investment performance of each Portfolio Manager employed by the Fund; shall allocate and reallocate the portion of the Fund’s assets to be managed by each Portfolio Manager; shall recommend changes of or additional Portfolio Managers when deemed appropriate by the Manager; shall coordinate and monitor the investment activities of the Portfolio Managers to ensure compliance with the Fund’s investment objectives, policies and restrictions and applicable laws, including the Investment Company Act and the Internal Revenue Code of 1986, as amended; shall have full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by a Portfolio Manager; and shall implement procedures reasonably designed to ensure that the Portfolio Managers comply with the Fund’s investment objectives, policies and restrictions.

(4)	The Manager shall render regular reports to the Fund, at regular meetings of the Directors, of, among other things, the decisions that it has made with respect to the allocation of the Fund’s assets among Portfolio Managers.

(5)	The Manager shall comply – and to the extent the Manager takes or is required to take action on behalf of the Fund hereunder shall cause the Fund to comply – with all applicable requirements of the Investment Company Act and other applicable laws, rules, regulations, orders and codes of ethics, as well as all investment objectives, policies, restrictions and procedures adopted by the Fund and the Fund’s registration statement on Form N-2, Articles of Incorporation and By-laws.

B.	Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

The Manager will make available and provide financial, accounting and statistical information concerning the Manager required by the Fund in the preparation of registration statements, reports and other documents required by Federal and state securities laws, and such other information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

C.	Other Obligations and Services.

(l)	The Manager will make available its officers and employees to the Directors and officers of the Fund for consultation and discussions regarding the administration and management of the Fund and its investment activities.

(2)	The Manager will adopt a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and of Rule 17j-1 under the Investment Company Act, and will provide the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, or at any other time required by the Board of Directors, the President or a Vice President or other officer of the Manager shall certify to the Fund that the Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Manager’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Manager shall permit the Fund, its employees or its agents to examine the reports required to be made by the Manager by Rule 17j-1(c)(2)(ii).

(3)	The Manager will maintain and implement compliance policies and procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Investment Company Act). The Manager also will provide the Fund’s Chief Compliance Officer with periodic reports regarding the Manager’s compliance with the Federal Securities Laws and the Manager’s compliance policies and procedures, which may include, from time to time, a copy and/or summary of such compliance policies and procedures, and a report of the annual review determining the effectiveness of such compliance policies and procedures.

(4)	The Manager (or upon written request of the Manager, one or more Portfolio Managers) will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time in accordance with such policies as shall be determined by the Manager, and reviewed and approved by the Board of Director.

3. Execution and Allocation of Portfolio Brokerage Commissions. The Portfolio Managers, subject to and in accordance with any directions the Fund may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund’s portfolio transactions. When placing such orders, the obligation of each Portfolio Manager shall be as provided in the applicable Portfolio Management Agreement. The Manager will oversee the placement of orders by Portfolio Managers in accordance with their respective Portfolio Management Agreements and will render regular reports to the Fund of the total brokerage business placed on behalf of the Fund by the Portfolio Managers and the manner in which such brokerage business has been allocated.

The Fund hereby agrees that any entity or person associated with the Manager that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended (“1934 Act”).

Subject to the appropriate policies and procedures approved by the Board of Director, the Manager may, to the extent authorized by Section 28(e) of the 1934 Act, cause the Fund to pay a broker or dealer that provides brokerage or research services to the Manager, the Portfolio Manager or the Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Manager’s overall responsibilities to the Fund or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Board of Director, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

4. Expenses of the Fund. It is understood that the Fund will pay all its expenses other than those expressly assumed by the Manager, which expenses payable by the Fund shall include:

A.	Fees of the Manager;

B.	Expenses of all audits by independent public accountants;

C.	Expenses of administrator, transfer agent, pricing services, bookkeeping services, registrar, dividend disbursing agent and shareholder record keeping services (including reasonable fees and expenses payable to the Manager, or an affiliate of the Manager, for such services);

D.	Expenses of custodial services;

E.	Expenses of obtaining quotations for calculating the value of the Fund’s net assets;

F.	Salaries and other compensation of any of its executive officers and employees who are not officers, directors, stockholders or employees of the Manager or any of its affiliates;

G.	Taxes levied against the Fund and the expenses of preparing tax returns and reports;

H.	Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Fund;

I.	Expenses associated with any offering (subject to any written agreement by the Manager or an affiliate of the Manager to reimburse any portion of such expenses);

J.	Costs, including the interest expense, of borrowing money;

K.	Costs and/or fees incident to Trustee and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund’s legal existence, membership dues and fees of investment company industry trade associations, the listing (and maintenance of such listing) of the Fund’s shares on stock exchanges, and the registration of shares with Federal and state securities authorities;

L.	Legal fees and expenses (including reasonable fees for legal services rendered by the Manager or its affiliates), including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

M.	Costs of printing stock certificates representing shares of the Fund, if any;

N.	Director’ fees and expenses of Director who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

O.	Fees for the fidelity bond required by Section 17(g) of the Investment Company Act, or other insurance premiums; and

P.	Fees payable to Federal and state authorities in connection with the registration of the Fund’s shares.

Q.	Nonrecurring and extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

5. Activities and Affiliates of the Manager.

A.	The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. The Manager shall use the same skill and care in the management of the Fund’s assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the Fund more favorable or preferential treatment vis-a-vis its other clients.

B.	Subject to, and in accordance with, the Articles of Incorporation and By-Laws of the Fund and to Section 10(a) of the Investment Company Act, it is understood that Director, officers, agents and shareholders of the Fund are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders of the Manager or its affiliates; that directors, officers, agents and stockholders of the Manager or its affiliates are or may be interested in the Fund as Director, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Articles of Incorporation, By-Laws and the Investment Company Act.

6. Fees for Services: Compensation of Manager and Portfolio Managers. The compensation of the Manager for its services under this Agreement shall be calculated and paid by the Fund in accordance with the attached Exhibit A. The Manager will compensate the Portfolio Managers as provided in the Portfolio Management Agreement entered into with the Portfolio Managers from time to time.

7. Liabilities of the Manager.

A.	In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

B.	No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or the Manager, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

8. Renewal and Termination.

A.	This Agreement shall continue in effect for two years from the date of this Agreement and shall continue from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Director or (ii) a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act), provided that in either event the continuance is also approved by a majority of the Board of Director who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Director”), by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act and the Rules and Regulations thereunder.

B.	This Agreement:

(a)	may at any time be terminated without the payment of any penalty either by vote of the Director of the Fund, including a majority of the Independent Director, or by vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Manager;

(b)	shall immediately terminate in the event of its assignment (as that term is defined in the Investment Company Act); and

(c)	may be terminated by the Manager on sixty (60) days’ written notice to the Fund.

C.	Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid, to the other party to this Agreement at its principal place of business.

9. No Personal Liability. Reference is hereby made to the Articles of Incorporation dated November 6, 1995, establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of Director under said Articles of Incorporation, and not to the Director personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Articles of Incorporation is liable under this Agreement. Without limiting the generality of the foregoing, neither the Manager nor any of its officers, directors, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

10. Use of Name. The Fund may use the name “Liberty All-Star,” “All-Star,” or a similar name only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager’s business as investment adviser. If this Agreement is no longer in effect, the Fund (to the extent it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Manager. The Fund acknowledges that the Manager may grant the non-exclusive right to use the name “Liberty All-Star” or “All-Star” to any other corporation or entity, including but not limited to any investment company of which the Manager or any subsidiary or affiliate thereof or any successor to the business or any thereof shall be an investment adviser.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

13. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to this Agreement and its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Director of their responsibility for and control of the conduct of the affairs of the Fund.

14. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties.

15. Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16. Force Majeure. The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

17. Records. The records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to the Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Fund by the Manager free from any claim or retention of rights therein, provided that the Manager may retain copies of any such records that are required by law. The Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable Federal or state regulatory authorities.

IN WITNESS WHEREOF, the parties hereto have caused this Fund Management Agreement to be executed, as of the day and year first written above.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:
Name:	William R. Parmentier, Jr.
Title:	President

ALPS ADVISORS, INC.

By:
Name:	Edmund J. Burke
Title:	President

EXHIBIT A

LIBERTY ALL-STAR GROWTH FUND, INC.

MANAGER FEE

(A)       For the investment management services provided to the Fund pursuant to Section 2(A) of this Agreement, the Fund will pay to the Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund for the previous calendar month at the annual rate of

0.80% of the average daily net assets of the Fund up to and including $300 million; and

0.72% of the average daily net assets of the Fund exceeding $300 million.

(B)       Pursuant to Section 6 of this Agreement, the Manager will pay to each Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Manager for the previous calendar month at the annual rate of

0.40% of the Portfolio Manager’s Percentage (as defined below) of the average daily net assets of the Fund up to and including $300 million; and

0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Each monthly payment set forth above shall be based on the average daily net assets of the Fund during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Fund’s Registration Statement under the Investment Company Act as from time to time in effect.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net assets of that portion of the Fund’s assets assigned to that Portfolio Manager by the total of the Fund’s average daily net assets.

Appendix H

Forms of New Portfolio Management Agreements

LIBERTY ALL-STAR® EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT

ARISTOTLE CAPITAL MANAGEMENT, LLC

____________, 2018

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Equity Fund (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for managing the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs Aristotle Capital Management, LLC (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Declaration of Trust and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Trustees, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B. As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)	keep the Fund Manager and the Board of Trustees of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Trustees of the Fund; attend meetings with the Fund Manager and/or Trustees, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Trustees;

(iv)	in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)	cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4.   Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time. The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5.   Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule A. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act). Except as may otherwise be provided by the Act or any other federal securities law, the Portfolio Manager shall indemnify and hold harmless the Fund Manager and the Fund, and their officers and employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, the “Fund Indemnitees”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Portfolio Manager’s action or inaction or based on this Agreement; provided however, the Portfolio Manager shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or the Trust in the performance of any of their duties or obligations hereunder.

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law. The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Trustees with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of Trustees under said Declaration of Trust, as Trustees and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders, agents or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

F. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

G. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

H. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

I. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all costs and expenses of the Fund, if any, arising out of an assignment or change in control.

J. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedule A may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Trustees who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Trustees as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Attn: General Counsel
Phone: (303) 623-2577
Fax: (303) 623-7850

To the Portfolio Manager:

Name: Aristotle Capital Management, LLC

Address

Attn:

Phone:

Fax:

LIBERTY ALL-STAR® EQUITY FUND

By:
Name:
Title:

ALPS ADVISORS, INC.

By:
Name:
Title:

ACCEPTED:

ARISTOTLE CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

LIBERTY ALL-STAR® EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE A

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month.

The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

LIBERTY ALL-STAR® EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT

DELAWARE INVESTMENTS FUND ADVISERS

____________, 2018

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Equity Fund (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for managing the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs Delaware Investments Fund Advisers (“Portfolio Manager”), a series of Delaware Management Business Trust, as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Declaration of Trust and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Trustees, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B. As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)	keep the Fund Manager and the Board of Trustees of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations relating to its provisions of services to the Fund; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Trustees of the Fund; attend meetings with the Fund Manager and/or Trustees, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Trustees;

(iv)	in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or assist in identifying a source for a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)	cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time. The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees. Upon the written request of the Fund Manager, the Portfolio Manager will, in good faith and in a manner which it reasonably believes best serves the interest of the Fund’s shareholders, timely work with the Portfolio Manager’s proxy voting advisory firm to vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time. Such policies shall be reviewed and approved by the Board of Trustees.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule A. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act). Except as may otherwise be provided by the Act or any other federal securities law, the Portfolio Manager shall indemnify and hold harmless the Fund Manager and the Fund, and their officers and employees and consultants (collectively, the “Fund Indemnitees”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, to the extent directly resulting from Portfolio Manager’s action or inaction or based on this Agreement; provided however, the Portfolio Manager shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or the Trust in the performance of any of their duties or obligations hereunder.

The Fund Manager and the Fund shall not be liable for any action taken, omitted or suffered to be taken by the Fund Manager and the Fund in their reasonable judgment, in good faith and reasonably believed by them to be authorized or within the discretion or rights or powers conferred upon them by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Fund Manager’s or the Fund’s wilful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Fund Manager and the Fund in their actions under this Agreement or breach of their duties or of their obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Fund Manager and the Fund from liability in violation of Section 17(i) of the Act). Except as may otherwise be provided by the Act or any other federal securities law, the Fund Manager and the Fund shall indemnify and hold harmless the Portfolio Manager and its officers, employees and consultants (collectively, the “Portfolio Manager Indemnitees”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Portfolio Manager Indemnitees may become subject at common law or otherwise, to the extent directly resulting from Fund Manager’s and/or the Fund’s action or inaction or based on this Agreement; provided however, the Fund Manager and the Fund shall not indemnify or hold harmless the Portfolio Manager Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Portfolio Manager Indemnitees representations or warranties made herein, or (ii) any wilful misconduct, fraud, reckless disregard or gross negligence of the Portfolio Manager Indemnitees in the performance of any of their duties or obligations hereunder.

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof. Notwithstanding the foregoing, the Portfolio Manager may include the Fund’s performance in calculating its composites.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control of the Portfolio Manager, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment as a result of such change in control, the Portfolio Manager agrees to pay all reasonable costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law. The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Trustees with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of Trustees under said Declaration of Trust, as Trustees and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders, agents or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

F. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

G. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

H. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

I. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all reasonable costs and expenses of the Fund, if any, arising out of such assignment or change in control.

J. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Trustees who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Trustees as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable. The Fund Manager and the Fund acknowledge that the Portfolio Manager owns the mark “Delaware Investments®”. The Portfolio Manager hereby grants permission for the limited use and sole purpose of display of the mark in a commercially reasonable manner that complies with applicable law by the Fund Manager and the Fund in its offerings, marketing and other promotional materials related to the Fund Manager and the Fund

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier, electronic mail or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Attn: General Counsel
Phone: (303) 623-2577
Fax: (303) 623-7850

To the Portfolio Manager:

Name:	Delaware Investments Fund Advisers, a series of Delaware Management Business Trust
Address	One Commerce Square, 2005 Market Street
Philadelphia, PA
Attn:	John Finnegan, Senior Vice President, Head of Client Services
Phone:	(215) 255-2943
Fax:	(215) 255-8834
Email:	John.Finnegan@delinvest.com

LIBERTY ALL-STAR® EQUITY FUND

By:
Name:
Title:

ALPS ADVISORS, INC.

By:
Name:
Title:

ACCEPTED:

DELAWARE INVESTMENTS FUND ADVISERS,

A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST

By:
Name:
Title:

LIBERTY ALL-STAR® EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE A

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month.

The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT

PZENA INVESTMENT MANAGEMENT, LLC

____________, 2018

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Equity Fund (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for managing the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs Pzena Investment Management, LLC (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Declaration of Trust and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Trustees, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B. As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)	keep the Fund Manager and the Board of Trustees of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Trustees of the Fund; attend meetings with the Fund Manager and/or Trustees, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Trustees;

(iv)	in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)	cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act).

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law, including without limitation those identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Trustees with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of Trustees under said Declaration of Trust, as Trustees and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders, agents or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

F. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

G. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

H. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

I. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

J. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A, B and C, is subject to the approval of the Board of Trustees and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedules A and B may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Trustees who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Trustees as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Attn: General Counsel
Phone: (303) 623-2577
Fax: (303) 623-7850

To the Portfolio Manager:

Pzena Investment Management, LLC

120 West 45th St.

New York, NY 10036

Attn:

Phone:

Fax:

******************

LIBERTY ALL-STAR EQUITY FUND

By:
Name:
Title:

ALPS ADVISORS, INC.

By:
Name:
Title:

ACCEPTED:

PZENA INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULES:	A. Operational Procedures
B. Records To Be Maintained By The Portfolio Manager
C. Portfolio Manager Fee

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE A

PZENA INVESTMENT MANAGEMENT, LLC

OPERATIONAL PROCEDURES

In order to minimize operational problems, the following represents a standard flow of information requirements. The Portfolio Manager must furnish State Street Corporation (accounting agent) with daily information as to executed trades, no later than 12:00 p.m. (EST) on trade date plus one day to ensure the information is processed in time for pricing. If there are no trades, a report must be sent to State Street stating there were no trades for that day.

The necessary information must be transmitted via facsimile machine to Max King at State Street at 617-662-2342 and contain an authorized signature.

Liberty All-Star Equity Fund trade reporting requirements:

1.	Name of Fund & Portfolio Manager

2.	Trade date

3.	Settlement date

4.	Purchase or sale

5.	Security name/description

6.	Cusip / sedol / or other numeric identifier

7.	Purchase/sale price per share or unit

8.	Interest purchased/sold (if applicable)

9.	Aggregate commission amount

10.	Indication as to whether or not commission amounts are ALPS Directed.

11.	Executing broker and clearing bank (if applicable)

12.	Total net amount of the transaction

13.	Sale lot disposition method, if different from the established policy of Lowest Cost.

14.	Confirmation of DTC trades; please advise brokers to use the custodian’s DTC ID system number to facilitate the receipt of information by the custodian. The Portfolio Manager will affirm trades to the custodian.

Commission Reporting

The Portfolio Manager is responsible for reporting the correct broker for all direct-commission trades on the trade tickets. As a follow-up procedure, The Fund Manager will summarize the accounting records and forward to the Portfolio Manager monthly. The Portfolio Manager is responsible for comparing their records to the accounting records and contacting the Fund Manager regarding discrepancies.

Trade Exception Processing

1.	Revised or cancelled trades: the Portfolio Manager is responsible for notifying State Street Fund Accounting of revisions and/or cancellations on a timely basis. In addition, the Portfolio Manager is responsible for notifying State Street if the revised or cancelled trade pertains to a next day or current day settlement.

2.	In the event, trades are sent after the 12:00 EST deadline, the Portfolio Manager is responsible for notifying the appropriate contact at State Street. If trades are received after 4:00 PM EST, State Street Fund Accounting will book trades on a “best efforts” basis.

State Street Delivery Instructions

DTC instructions:

For Liberty All Star Equity Fund

Depository Trust Company (DTC)

Participant # 0997

Agent Bank# 20997

Ref: C7R2

Physical Securities DVP/RVP

DTC/New York Window

55 Water Street

New York, NY 10041

Attn: Robert Mendes

Ref: Fund C7R2

Government issues delivered through Fed Book Entry

Boston Federal Reserve Bank

ABA 011000028

STATE ST BOS/SPEC/C7R2

Wire Instructions:

State Street Bank

ABA # 011000028

Ref: Liberty All-Star Equity Fund

Fund Number: C7R2

DDA # 4061767

Custodian (State Street Corporation)

Cash Availability: State Street will supply the portfolio manager with a cash availability report by 11:00 AM EST on a daily basis. This will be done by fax so that the Portfolio Manager will know the amount available for investment purposes.

Voluntary Corporate Actions

State Street will be responsible for notifying the Portfolio Manager of all voluntary corporate actions. The Portfolio Manager will fax instructions back to State Street to the fax number indicated on the corporate action notice.

Other Custodian Requirements

All trades must be transmitted to the custodian bank, State Street, via signed facsimile to 617-662-2342.

In the event there are no trades on a given day State Street needs to receive a signed fax indicating this.

State Street will need an authorized signature list from the Portfolio Manager.

State Street will need the daily contacts for corporate actions and trading from the Portfolio Manager (please notify SSC of any future changes).

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellation thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Fund.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Fund;
(b)	The Fund Manager;
(c)	The Portfolio Manager; and
(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.[1]
4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager’s transactions with the Fund.

[1]	Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE C

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month.

The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

LIBERTY ALL-STAR® EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT

SUSTAINABLE GROWTH ADVISERS, LP

____________, 2018

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Equity Fund (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for managing the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs Sustainable Growth Advisers, LP (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Declaration of Trust and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Trustees, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B. As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)	keep the Fund Manager and the Board of Trustees of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Trustees of the Fund; attend meetings with the Fund Manager and/or Trustees, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Trustees;

(iv)	in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)	cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time. The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule A. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act). Except as may otherwise be provided by the Act or any other federal securities law, the Portfolio Manager shall indemnify and hold harmless the Fund Manager and the Fund, and their officers and employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, the “Fund Indemnitees”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Portfolio Manager’s action or inaction or based on this Agreement; provided however, the Portfolio Manager shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or the Trust in the performance of any of their duties or obligations hereunder.

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law. The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Trustees with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of Trustees under said Declaration of Trust, as Trustees and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders, agents or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

F. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

G. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

H. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

I. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all costs and expenses of the Fund, if any, arising out of an assignment or change in control.

J. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedule A may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Trustees who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Trustees as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Attn: General Counsel
Phone: (303) 623-2577
Fax: (303) 623-7850

To the Portfolio Manager:

Name: Sustainable Growth Advisers, LP

Address: 301 Tresser Blvd., Suite 1310

Attn: George Fraise, Portfolio Manager

Phone: 203-348-4742, x101

Fax: 203-348-4732

LIBERTY ALL-STAR® EQUITY FUND

By:
Name:
Title:

ALPS ADVISORS, INC.

By:
Name:
Title:

ACCEPTED:

SUSTAINABLE GROWTH ADVISERS, LP

By:
Name:
Title:

LIBERTY ALL-STAR® EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE A

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month.

The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT

TCW INVESTMENT MANAGEMENT COMPANY

____________, 2018

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Equity Fund (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for managing the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs TCW Investment Management Company (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Declaration of Trust and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Trustees, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B. As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)	keep the Fund Manager and the Board of Trustees of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Trustees of the Fund; attend meetings with the Fund Manager and/or Trustees, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Trustees;

(iv)	in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)	cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act).

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law, including without limitation those identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Trustees with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of Trustees under said Declaration of Trust, as Trustees and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders, agents or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

F. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

G. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

H. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

I. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

J. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A, B and C, is subject to the approval of the Board of Trustees and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedules A and B may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Trustees who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for one year from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Trustees as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Attn: General Counsel
Phone: (303) 623-2577
Fax: (303) 623-7850

To the Portfolio Manager:

TCW Investment Management Company

865 S. Figueroa St.

Los Angeles, CA 90017

Attn:

Phone:

Fax:

******************

LIBERTY ALL-STAR EQUITY FUND

By:
Name:
Title:

ALPS ADVISORS, INC.

By:
Name:
Title:

ACCEPTED:

TCW INVESTMENT MANAGEMENT COMPANY

By:
Name:
Title:

SCHEDULES:	A. Operational Procedures
B. Records To Be Maintained By The Portfolio Manager
C. Portfolio Manager Fee

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE A

TCW INVESTMENT MANAGEMENT COMPANY

OPERATIONAL PROCEDURES

In order to minimize operational problems, the following represents a standard flow of information requirements. The Portfolio Manager must furnish State Street Corporation (accounting agent) with daily information as to executed trades, no later than 12:00 p.m. (EST) on trade date plus one day to ensure the information is processed in time for pricing. If there are no trades, a report must be sent to State Street stating there were no trades for that day.

The necessary information must be transmitted via facsimile machine to Max King at State Street at 617-662-2342 and contain an authorized signature.

Liberty All-Star Equity Fund trade reporting requirements:

1.	Name of Fund & Portfolio Manager

2.	Trade date

3.	Settlement date

4.	Purchase or sale

5.	Security name/description

6.	Cusip / sedol / or other numeric identifier

7.	Purchase/sale price per share or unit

8.	Interest purchased/sold (if applicable)

9.	Aggregate commission amount
10.	Indication as to whether or not commission amounts are ALPS Directed.

11.	Executing broker and clearing bank (if applicable)

12.	Total net amount of the transaction

13.	Sale lot disposition method, if different from the established policy of Lowest Cost.

14.	Confirmation of DTC trades; please advise brokers to use the custodian’s DTC ID system number to facilitate the receipt of information by the custodian. The Portfolio Manager will affirm trades to the custodian.

Commission Reporting

The Portfolio Manager is responsible for reporting the correct broker for all direct-commission trades on the trade tickets. As a follow-up procedure, The Fund Manager will summarize the accounting records and forward to the Portfolio Manager monthly. The Portfolio Manager is responsible for comparing their records to the accounting records and contacting the Fund Manager regarding discrepancies.

Trade Exception Processing

1.	Revised or cancelled trades: the Portfolio Manager is responsible for notifying State Street Fund Accounting of revisions and/or cancellations on a timely basis. In addition, the Portfolio Manager is responsible for notifying State Street if the revised or cancelled trade pertains to a next day or current day settlement.

2.	In the event, trades are sent after the 12:00 EST deadline, the Portfolio Manager is responsible for notifying the appropriate contact at State Street. If trades are received after 4:00 PM EST, State Street Fund Accounting will book trades on a “best efforts” basis.

State Street Delivery Instructions

DTC instructions:

For Liberty All Star Equity Fund

Depository Trust Company (DTC)

Participant # 0997

Agent Bank# 20997

Ref: C7R4

Physical Securities DVP/RVP

DTC/New York Window

55 Water Street

New York, NY 10041

Attn: Robert Mendes

Ref: Fund C7R4

Government issues delivered through Fed Book Entry

Boston Federal Reserve Bank

ABA 011000028

STATE ST BOS/SPEC/C7R4

Wire Instructions:

State Street Bank

ABA # 011000028

Ref: Liberty All-Star Equity Fund

Fund Number: C7R4

DDA # 4061767

Custodian (State Street Corporation)

Cash Availability: State Street will supply the portfolio manager with a cash availability report by 11:00 AM EST on a daily basis. This will be done by fax so that the Portfolio Manager will know the amount available for investment purposes.

Voluntary Corporate Actions

State Street will be responsible for notifying the Portfolio Manager of all voluntary corporate actions. The Portfolio Manager will fax instructions back to State Street to the fax number indicated on the corporate action notice.

Other Custodian Requirements

All trades must be transmitted to the custodian bank, State Street, via signed facsimile to 617-662-2342.

In the event there are no trades on a given day State Street needs to receive a signed fax indicating this.

State Street will need an authorized signature list from the Portfolio Manager.

State Street will need the daily contacts for corporate actions and trading from the Portfolio Manager (please notify SSC of any future changes).

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellation thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Fund.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Fund;
(b)	The Fund Manager;
(c)	The Portfolio Manager; and
(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.[1]
4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager’s transactions with the Fund.

[1]	Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE C

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month.

The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

LIBERTY ALL-STAR® GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT

CONGRESS ASSET MANAGEMENT COMPANY, LLP

____________, 2018

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for managing the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs Congress Asset Management Company, LLP (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A.       In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Articles of Incorporation and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Directors, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B.       As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)	keep the Fund Manager and the Board of Directors of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Directors of the Fund; attend meetings with the Fund Manager and/or Directors, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Directors;

(iv)	in accordance with procedures and methods established by the Directors of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)	cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time. The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule A. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act). Except as may otherwise be provided by the Act or any other federal securities law, the Portfolio Manager shall indemnify and hold harmless the Fund Manager and the Fund, and their officers and employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, the “Fund Indemnitees”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Portfolio Manager’s action or inaction or based on this Agreement; provided however, the Portfolio Manager shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or the Trust in the performance of any of their duties or obligations hereunder.

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law. The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Directors with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

F. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

G. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

H. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all costs and expenses of the Fund, if any, arising out of an assignment or change in control.

I. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Directors and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedule A may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Directors who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Directors or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Directors as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Colorado.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Attn: General Counsel
Phone: (303) 623-2577
Fax: (303) 623-7850

To the Portfolio Manager:

Congress Asset Management Company, LP

Name: Chris Lagan

Address: 2 Seaport Lane

Boston, MA 02210
Phone: 617-428-4320

Fax: 617-428-4391

LIBERTY ALL-STAR® GROWTH FUND, INC.

By:
Name:
Title:

ALPS ADVISORS, INC.

By:
Name:
Title:

ACCEPTED:

CONGRESS ASSET MANAGEMENT COMPANY, LLP

By:
Name:
Title:

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE A

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of

(1)	0.40% of the Portfolio Manager’s Percentage (as defined hereafter) of the Average Total Fund Net Assets (as defined hereafter) of the Fund up to and including $300 million; and

(2)	0.36% of the Portfolio Manager’s Percentage of the Average Total Fund Net Assets of the Fund exceeding $300 million.

Each monthly payment set forth above shall be based on the average daily net assets during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month in which such effective date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month.

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT

SUSTAINABLE GROWTH ADVISERS, LP

_____________, 2018

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for managing the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs Sustainable Growth Advisers, LP (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Articles of Incorporation and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Directors, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B. As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)	keep the Fund Manager and the Board of Directors of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Directors of the Fund; attend meetings with the Fund Manager and/or Directors, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Directors;

(iv)	in accordance with procedures and methods established by the Directors of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)	cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time. The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule A. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act). Except as may otherwise be provided by the Act or any other federal securities law, the Portfolio Manager shall indemnify and hold harmless the Fund Manager and the Fund, and their officers and employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, the “Fund Indemnitees”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Portfolio Manager’s action or inaction or based on this Agreement; provided however, the Portfolio Manager shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or the Trust in the performance of any of their duties or obligations hereunder.

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law. The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Directors with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

F. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

G. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

H. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

I. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Directors and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedule A may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Directors who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Directors or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Directors as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Colorado.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Attn: Chief Legal Officer
Phone: (303) 623-2577
Fax: (303) 623-7850

To the Portfolio Manager:

Sustainable Growth Advisers, LP

3 Stamford Plaza

301 Tresser Blvd, Suite 1310

Stamford, Connecticut 06901

Phone:

Fax:

******************

LIBERTY ALL-STAR GROWTH FUND, INC.

By:
Name:
Title:

ALPS ADVISORS, INC.

By:
Name:
Title:

ACCEPTED:

SUSTAINABLE GROWTH ADVISERS, LP

By:
Name:
Title:

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE A

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of

(1)	0.40% of the Portfolio Manager’s Percentage (as defined below) of the average daily net assets of the Fund up to and including $300 million; and

(2)	0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Each monthly payment set forth above shall be based on the average daily net assets during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month in which such effective date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net assets in the Portfolio Manager Account by the Fund’s average daily net assets.

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT

WEATHERBIE CAPITAL, LLC

____________, 2018

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for managing the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs Weatherbie Capital, LLC (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Articles of Incorporation and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Directors, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B. As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)	keep the Fund Manager and the Board of Directors of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Directors of the Fund; attend meetings with the Fund Manager and/or Directors, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Directors;

(iv)	in accordance with procedures and methods established by the Directors of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)	cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time. The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule A. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act). Except as may otherwise be provided by the Act or any other federal securities law, the Portfolio Manager shall indemnify and hold harmless the Fund Manager and the Fund, and their officers and employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, the “Fund Indemnitees”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Portfolio Manager’s action or inaction or based on this Agreement; provided however, the Portfolio Manager shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or the Trust in the performance of any of their duties or obligations hereunder.

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law. The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Directors with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

F. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

G. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

H. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all costs and expenses of the Fund, if any, arising out of an assignment or change in control.

I. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Directors and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedule A may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Directors who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Directors or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Directors as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Colorado.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Attn: General Counsel
Phone: (303) 623-2577
Fax: (303) 623-7850

To the Portfolio Manager:

Weatherbie Capital, LLC

265 Franklin Street

Boston, MA 02110

Attn: Matthew A. Weatherbie

Phone: (617) 951-2550

Fax: (617) 951-2531

LIBERTY ALL-STAR GROWTH FUND, INC.

By:
Name:
Title:

ALPS ADVISORS, INC.

By:
Name:
Title:

ACCEPTED:

WEATHERBIE CAPITAL, LLC

By:
Name:
Title:

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE A

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of

(1)	0.40% of the Portfolio Manager’s Percentage (as defined below) of the average daily net assets of the Fund up to and including $300 million; and
(2)	0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Each monthly payment set forth above shall be based on the average daily net assets during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month in which such effective date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net assets in the Portfolio Manager Account by the Fund’s average daily net assets.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
One Financial Center, 4th Floor
Boston, MA 02111
on May 31, 2018

DO NOT TEAR

PROXY

LIBERTY ALL-STAR® FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 31, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES/DIRECTORS. The undersigned hereby appoints William R. Parmentier and Mark T. Haley, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Liberty All-Star® Equity Fund, (the "Equity Fund") and Liberty All-Star® Growth Fund, Inc., (the "Growth Fund" and, together with the Equity Fund, each a "Fund" and collectively the "Funds") which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held at the offices of ALPS Advisors, Inc. ("ALPS Advisors"), One Financial Center, 4th Floor, Boston, Massachusetts, 02111 on Thursday, May 31, 2018 at 9:00 a.m. Eastern Time for the Equity Fund and at 10:00 a.m. Eastern time for the Growth Fund, and at any adjournment(s), postponement(s) or delay(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Joint Special Meeting.

A majority of the proxies present and acting at the Joint Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the Proposals and in the discretion of the proxy holder as to any other matter that may properly come before the Joint Special Meeting.** Please refer to the Proxy Statement for a discussion of the Proposals.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

LIB_29762_031918

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Joint Special Meeting or any adjournment(s), postponement(s) or delay(s).

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposals — The Board of Directors recommends a vote "FOR" all Proposals

	FOR	AGAINST	ABSTAIN
01. Liberty All-Star® Equity Fund	☐	☐	☐
02. Liberty All-Star® Growth Fund, Inc.	☐	☐	☐

2a. Congress Asset Management Company, LLP.

	FOR	AGAINST	ABSTAIN
Liberty All-Star® Growth Fund, Inc.	☐	☐	☐

2b. Weatherbie Capital, LLC

	FOR	AGAINST	ABSTAIN
Liberty All-Star® Growth Fund, Inc.	☐	☐	☐

2c. Sustainable Growth Advisers, LP

	FOR	AGAINST	ABSTAIN
01. Liberty All-Star® Equity Fund	☐	☐	☐
02. Liberty All-Star® Growth Fund, Inc.	☐	☐	☐

2d. Aristotle Capital Management, LLC

	FOR	AGAINST	ABSTAIN
Liberty All-Star® Equity Fund	☐	☐	☐

2e. Macquarie Investment Management

	FOR	AGAINST	ABSTAIN
Liberty All-Star® Equity Fund	☐	☐	☐

2f. Pzena Investment Management, LLC

	FOR	AGAINST	ABSTAIN
Liberty All-Star® Equity Fund	☐	☐	☐

2g. TCW Investment Management Company

	FOR	AGAINST	ABSTAIN
Liberty All-Star® Equity Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
01. Liberty All-Star® Equity Fund	☐	☐	☐
02. Liberty All-Star® Growth Fund, Inc.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Shareholder Meeting to Be Held on May 31, 2018.
The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/alps-29762

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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